                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                               Chico's FAS, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 (CHICO'S LOGO)

                               CHICO'S FAS, INC.
                              11215 METRO PARKWAY
                            FT. MYERS, FLORIDA 33912

                                                                  April 29, 2002

TO OUR STOCKHOLDERS:

     You are cordially invited to attend our 2002 annual meeting of stockholders which will be held at the Sanibel Harbour Resort, 17260 Harbour Pointe Drive, Fort Myers, Florida, on June 25, 2002 at 2:00 P.M., local time.

     This year we have again selected the Sanibel Harbour Resort as the venue for the annual meeting because it proved to be a particularly nice setting for our meeting last year. I look forward to this opportunity to let you become better acquainted with Chico's, our directors and officers, our achievements and our plans for the future.

     Please read these materials so that you'll know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card. This way, your shares will be voted as you direct even if you can't attend the meeting.

                                        /s/ Marvin Gralnick
                                          MARVIN J. GRALNICK
                                          Chief Executive Officer and
                                          Chairman of the Board

                                 (CHICO'S LOGO)

                               CHICO'S FAS, INC.
                              11215 METRO PARKWAY
                            FT. MYERS, FLORIDA 33912

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 25, 2002

To the Stockholders of Chico's FAS, Inc.:


TIME                    2:00 P.M., Local Time, on Tuesday, June 25, 2002

PLACE                   Sanibel Harbour Resort
                        17206 Harbour Pointe Drive
                        Ft. Myers, Florida 33908

ITEMS OF           1.   To elect two Class III directors, each to serve for a
                        three-year term;
BUSINESS           2.   To approve the Company's 2002 Employee Stock Purchase Plan;
                        To approve the Company's 2002 Omnibus Stock and Incentive
                        Plan;
                   3.
                        To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
                   4.

RECORD DATE             You can vote if you are a stockholder of record on April 29,
                        2002.

ANNUAL REPORT           Our 2001 Annual Report, which is not a part of the proxy
                        soliciting material, is enclosed.

PROXY VOTING            It is important that your shares be represented and voted at the Annual Meeting. Please vote by dating, signing and
                        mailing the enclosed proxy promptly in the enclosed postage paid pre-addressed envelope. If you should be present at the meeting and desire to vote in person, you may withdraw your proxy.

                                          By Order of the Board of Directors,

                                          /s/ Charles J. Kleman

                                          Charles J. Kleman
                                          Secretary

April 29, 2002

                                 (CHICO'S LOGO)

                               CHICO'S FAS, INC.
                              11215 METRO PARKWAY
                            FT. MYERS, FLORIDA 33912

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 25, 2002

To the Stockholders of                                            April 29, 2002
Chico's FAS, Inc.:

     These proxy materials are delivered in connection with the solicitation by the Board of Directors of Chico's FAS, Inc. ("Chico's," the "Company," "we," or "us"), a Florida corporation, of proxies to be voted at our 2002 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

     You are invited to attend our Annual Meeting of Stockholders on June 25, 2002, beginning at 2:00 P.M., Local Time. The Annual Meeting will be held at the Sanibel Harbour Resort, Fort Myers, Florida. Stockholders will be admitted beginning at approximately 1:30 P.M.

     It is important that proxies be returned promptly to avoid unnecessary expense to the Company. Therefore, whether you plan to attend the Annual Meeting or not and regardless of the number of shares of stock you own, please date, sign and return the enclosed proxy promptly.

                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE MEETING?

     At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, approval of the Company's 2002 Employee Stock Purchase Plan and approval of the Company's 2002 Omnibus Stock and Incentive Plan. In addition, the Company's management will report on the performance of the Company during the fiscal year ended February 2, 2002 and respond to questions from stockholders.

WHEN ARE THESE MATERIALS BEING MAILED?

     This Proxy Statement and the form of proxy are being mailed starting on approximately May 3, 2002.

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, April 29, 2002, are entitled to receive notice of the annual meeting and to vote at the Annual Meeting (or any adjournment or postponement thereof) the shares of common stock that they held on that date. As of that date, there were 41,035,913 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting. Shares of common stock, par value $.01 per share, are the only outstanding voting securities of the Company.

WHAT CONSTITUTES A QUORUM?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions as to that item from the beneficial owner.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company's transfer agent, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may vote at the Annual Meeting either by delivering your completed proxy card in person or by voting instead by ballot. If your shares are held in "street name" (that is, through a bank, broker or other nominee holder of record) and you want to be able to cast your vote in person at the Annual Meeting, you must either (i) obtain a "legal proxy," executed in your favor, from the bank, broker, or nominee, as the case may be, or (ii) obtain a proxy direction form from the bank, broker, or nominee, as the case may be, and follow the instructions on the form so as to provide such bank, broker or nominee with your directions as to how you want such shares to be voted.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     The Company has not established procedures to allow telephone or electronic voting, but we may do so for future stockholder meetings if we determine that the added convenience to our stockholders would justify the additional costs to the Company associated with these voting methods.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may revoke the proxy and you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting the shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof. The giving of the proxy does not affect the right to vote in person should the stockholder attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

IF I SUBMIT A PROXY, HOW WILL MY SHARES BE VOTED?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     The Board's recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     - for election of the nominees for the Class III Director positions (see page 3);

     - for approval of the Company's 2002 Employee Stock Purchase Plan (see page
       6); and

     - for approval of the Company's 2002 Omnibus Stock and Incentive Plan (see page 8).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. At the date this proxy statement went to press, we did not know of any other matter to be raised at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

     Other Items. For each other item, the item will be approved if the affirmative votes in favor of the item are greater than the votes cast opposing the item. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting. Accordingly, for purposes of the vote, an abstention will have the same effect as does a share that is not present or is not voted.

HOW WILL VOTES BE COUNTED?

     All votes will be tabulated by employees of The Registrar and Transfer Company, the Company's transfer agent for the common stock, whose representatives will serve as one or more of the inspectors of election. Although abstentions and broker non-votes are each included in the determination of the number of shares present, they are not counted on any matters brought before the meeting.

WHO IS PAYING FOR THE PREPARATION AND MAILING OF THE PROXY MATERIALS AND HOW WILL SOLICITATIONS BE MADE?

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, mail, electronic transmission, facsimile transmission or telegram. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to stockholders and the Company will reimburse such institutions for their out-of-pocket expenses incurred thereby. The Company has engaged Georgeson Shareholder to assist in the solicitation of proxies at a fee estimated not to exceed $10,000.

            1.  ELECTION OF DIRECTORS -- ITEM ONE ON YOUR PROXY CARD

                        DIRECTORS STANDING FOR ELECTION

     The Board of Directors is divided into three classes, currently consisting of two directors in each class, whose terms expire at successive annual meetings. The current terms of the three classes of directors expire in 2002 (Class III directors), 2003 (Class I directors), and 2004 (Class II directors). Directors are generally elected for three-year terms.

     Two Class III directors are to be elected at the 2002 Annual Meeting. The Board of Directors has nominated the following persons to stand for election at the 2002 Annual Meeting for the two director seats (terms expiring in 2005):

                               Marvin J. Gralnick
                                 John W. Burden

     The persons named in the enclosed form of proxy intend, unless otherwise directed, to vote such proxy "FOR" the election of Marvin J. Gralnick and John
W. Burden as Class III directors of the Company, each to serve for the term described above.

     Each of the proposed nominees for election as directors has consented to serve if elected. If, as a result of circumstances not now known or foreseen, the nominees shall be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THESE NOMINEES FOR ELECTION AS DIRECTORS. The nominees that receive a plurality of the votes cast by the shares entitled to vote at the Annual Meeting shall be elected as the directors.

NOMINEES FOR ELECTION AT THIS MEETING TO TERMS EXPIRING IN 2005:

     Marvin J. Gralnick, 67, is Chief Executive Officer and Chairman of the Board of the Company. Marvin J. Gralnick, together with his wife, Helene B. Gralnick, founded Chico's in December 1983. He served the Company as its Chief Executive Officer until September 1993, at which time Jeffrey J. Zwick succeeded Mr. Gralnick in this position. In connection with the resignation of Mr. Zwick as Chief Executive Officer, President and a director of the Company in November 1994, Mr. Gralnick returned to the Company on a full time basis to head up merchandise design, marketing and image for the Company. In February 1995, Mr. Gralnick reassumed the role of Chief Executive Officer. In March 1997, Mr. Gralnick reassumed the position of President and served in that position until September 2001, at which time Scott A. Edmonds was promoted to the position of President. Mr. Gralnick also served as President from the Company's founding until 1990 when he became Chairman of the Board and was given the official title of Chief Executive Officer. Mr. and Ms. Gralnick's vision and creative talents led the development and evolution of the Company's philosophy and the design and feel of Chico's merchandise and Chico's stores through September 1, 1993 and since November 1994 have again been leading the Company in this regard.

  DIRECTOR SINCE 1983.

     John W. Burden, 65, is currently an independent retailing consultant, having served as a consultant and partner in Retail Options, Inc. from November 1993 to December 1997. From December 1990 to March 1993, Mr. Burden's principal occupation was as an officer in Pelican Palms Realty Company, a real estate sales company he owned. In 1990, he retired as the Chairman of both Federated Department Stores, Inc., and Allied Department Stores, Inc., following a 19 year career in various merchandising positions in the Federated organization, including President of Burdines and Chairman of the Abraham and Strauss Division. Prior to that time, he spent 12 years with Macy's. Mr. Burden is also director of J. Crew Group, Inc. and Saks Incorporated.

  DIRECTOR SINCE 1997.

                         DIRECTORS CONTINUING IN OFFICE

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL 2003:

     Charles J. Kleman, 51, is Executive Vice President-Finance, Chief Financial Officer and Secretary/ Treasurer of the Company. Charles J. Kleman has been employed by Chico's since January 1989, when he was hired as the Company's Controller. In 1991, he was elected as Vice President/Assistant Secretary. In 1992, Mr. Kleman was designated as the Company's Chief Financial Officer. In September 1993, he was elected to the additional position of Secretary/Treasurer, served as Senior Vice President-Finance from January 1996 through November 1996 and, effective December 1996, was promoted to the position of Executive Vice President-Finance. Prior to joining Chico's, Mr. Kleman was an independent accounting consultant in 1988, and from 1986 to 1988 Mr. Kleman was employed by Electronic Monitoring & Controls, Inc., a manufacturer and distributor of energy management systems, as its Vice President/Controller. Prior to 1986, Mr. Kleman was employed by various public accounting firms, spending over four years of that time with Arthur Andersen & Co. Mr. Kleman is responsible for accounting, financial reporting, management information systems and investor relations.

  DIRECTOR SINCE 1993.

     Ross E. Roeder, 64, is Chairman and Chief Executive Officer of Smart & Final, Inc., having held these positions since 1999 and having served as a director of SFI Corporation, the parent corporation of Smart & Final, since 1984. From 1986 to 1998, Mr. Roeder served as a director of Morgan-Kaufman Publishers, Inc., a publisher of computer science text and reference books, and from 1993 to 1998 served as its Chairman of the Board. Since the late 1970's, he also served and continues to serve as Chairman of the Board and Chief Executive Officer of MDR, Inc., International Consulting Group. From 1986 until February 1993, Mr. Roeder was President and Chief Executive Officer of Federal Construction Company. Mr. Roeder is also a director of Gulf West Banks, Inc.

  DIRECTOR SINCE 1997.

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL 2004:

     Helene B. Gralnick, 54, is Senior Vice President-Design and Concept for the Company. Helene B. Gralnick was a co-founder of Chico's, together with her husband, Marvin J. Gralnick, and has served the Company in various senior executive capacities throughout its history. She was first elected Vice President/ Secretary in 1983. Ms. Gralnick was elected as Senior Vice President-Merchandise Concept in 1992. In September 1993, Ms. Gralnick stepped down from all officer positions with the Company. In connection with the resignation of Jeffrey J. Zwick as Chief Executive Officer, President and a director of the Company in November 1994, Ms. Gralnick returned to the Company on a full time basis to head up merchandise design, marketing and image for the Company. In February 1995, Ms. Gralnick was elected as Senior Vice
President - Design and Concept.

  DIRECTOR SINCE 1983.

     Verna K. Gibson, 59, presently is a retailing consultant. From 1985 to 1991, Ms. Gibson was President and Chief Executive Officer of the Limited Stores Division of The Limited, Inc., a retail apparel specialty chain. From January 1991 through 1995, she served as President of Outlook Consulting Int., Inc. and in January 1999, she resumed the position of President of Outlook Consulting Int., Inc. From December 1994 to July 1996, Ms. Gibson was the Chairman of the Board of Petrie Retail, Inc. From 1993 to fall 1999, Ms. Gibson was a partner of Retail Options, Inc., a New York based retail consulting firm. Ms. Gibson also serves as a director of Today's Man, Inc. and Mothers Work, Inc.

  DIRECTOR SINCE 1993.

           MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

     The Board of Directors held five meetings during the fiscal year ended February 2, 2002. During the fiscal year ended February 2, 2002, each incumbent Director attended at least 75% of the total number of Board and Committee meetings.

     The Board of Directors has a standing Corporate Governance Committee (which acts as the Company's Nominating Committee), Audit Committee and Compensation and Benefits Committee. The Corporate Governance Committee was established as a standing committee during the fiscal year ended February 2, 2002. The current members of the Corporate Governance Committee are Mr. Burden, Ms. Gibson and Mr. Roeder. Although the Corporate Governance Committee did not meet during the fiscal year ended February 2, 2002, the Corporate Governance Committee has held one meeting following February 2, 2002 to evaluate the nominations at this year's annual meeting of stockholders. The Corporate Governance Committee's principal responsibilities from the perspective of its role as a Nominating Committee are to interview, evaluate, nominate, and recommend individuals for membership on the Company's Board of Directors and committees thereof, and to evaluate and provide input with respect to individuals to be elected as officers of the Company by the Board of Directors. The Corporate Governance Committee will consider written recommendations from stockholders for positions on the Board of Directors in accordance with the procedures set forth in the Amended and Restated Articles of Incorporation of the Company. See -- "Stockholder Proposals for Presentation at the 2003 Annual Meeting" for further information.

     The current members of the Audit Committee are Mr. Burden, Ms. Gibson and Mr. Roeder. The Audit Committee held six meetings during the fiscal year ended February 2, 2002. The Audit Committee's principal responsibilities are to recommend annually a firm of independent certified public accountants to the Board of Directors, to review the annual audit of the Company's financial statements and to meet with the independent certified public accountants of the Company from time to time in order to review the Company's internal controls and financial management practices. See the Audit Committee Report on page 14 for further information.

     The current members of the Compensation and Benefits Committee are Mr. Burden, Ms. Gibson and Mr. Roeder. The Compensation and Benefits Committee held five meetings during the fiscal year ended February 2, 2002. The principal responsibilities of the Compensation and Benefits Committee are to review and make recommendations to the Board of Directors concerning the compensation of all officers of the Company; to review and make recommendations with respect to the Company's existing and proposed compensation and bonus plans, and to serve as the committee responsible for administering the Company's 1992 Stock Option Plan, 1993 Stock Option Plan and 1993 Employee Stock Purchase Plan.

                           COMPENSATION OF DIRECTORS

     Base Compensation. Each non-employee director receives $7,500 per quarter to cover all Board and committee meetings. All directors are also entitled to reimbursement of their reasonable out-of-pocket expenses.

     Options. Each non-employee director receives an automatic grant each year following the annual meeting of stockholders of options to purchase 10,000 shares of common stock. In the fiscal year ended February 2, 2002, Ms. Gibson and Messrs. Burden and Roeder received automatic grants under the Company's Non-Employee Directors' Stock Option Plan. Each such option grant, which vested in full on December 19, 2001 and has a ten-year term, permits the holder to purchase shares at their fair market value on the date of grant, which in the case of these particular options was $21.60 after adjusting for the Company's 3-for-2 stock split distributed in January 2002.

     In addition, Ms. Gibson and Messrs. Burden and Roeder may occasionally receive option grants at the discretion of the Board of Directors under the Company's Non-Employee Directors' Stock Option Program, although none of these persons received any such discretionary grants during fiscal 2001.

     Indemnification. We indemnify our directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is authorized under our By-laws, and accordingly we have signed agreements with each of those individuals contractually obligating us to provide this indemnification to them.

  2. PROPOSAL TO APPROVE THE COMPANY'S 2002 EMPLOYEE STOCK PURCHASE PLAN -- ITEM TWO ON YOUR PROXY CARD

     The Company's 2002 Employee Stock Purchase Plan (the "2002 ESPP") was adopted by the Board of Directors on February 18, 2002, upon recommendation of the Compensation and Benefits Committee. The purpose of the 2002 ESPP is to provide the Company's employees with an opportunity, through the purchase of stock, to become part owners of the Company, or to increase the amount of their stock ownership. The Company believes that employees finding themselves in the dual roles of part owners and employees will have every reason to do all that they can to maintain and increase the success of the Company. The 2002 ESPP replaces the Company's 1993 Employee Stock Purchase Plan, which has essentially no additional shares remaining available thereunder and was set to expire by its terms in 2002. Upon the approval of the 2002 ESPP by the stockholders at the Annual Meeting, the 1993 Employee Stock Purchase Plan will be considered to have terminated.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE 2002 ESPP. The 2002 ESPP will be approved if the votes cast "FOR" approval of the 2002 ESPP by holders entitled to vote exceed the votes cast opposing the approval of the 2002 ESPP.

SUMMARY OF THE 2002 ESPP

     An aggregate of 400,000 shares of common stock have initially been reserved for issuance under the 2002 ESPP. In addition, the aggregate number of shares that may be offered under the 2002 ESPP will be increased automatically, without further action of the Board of Directors or the stockholders, at the beginning of each fiscal year of the Company by a number of shares equal to (i) one-half of one percent (1/2%) of the Company's total outstanding shares as of the last day of the immediately preceding fiscal year or (ii) such lesser number of shares as may be specified by the Board of Directors prior to the last day of such preceding fiscal year. The number of shares reserved under the 2002 ESPP is also subject to automatic adjustment, without further action of the Board of Directors or the stockholders, in the event of a stock dividend, a stock split or certain other recapitalizations with respect to the Company's stock.

     Under the 2002 ESPP, which is intended to qualify as an employee stock purchase plan under the provisions of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), eligible employees are given the right to purchase shares of the common stock of the Company twice each year at a price equal to 85% of the fair market value of the stock immediately prior to the beginning of each exercise period. The 2002 ESPP also provides that the Compensation and Benefits Committee may, for any offering period and provided that action is taken at least one month before the beginning of such offering period, elect to utilize an alternative purchase price equal to 85% of the lesser of (a) the fair market value of the stock immediately prior to the beginning of the exercise period or (b) the fair market value of the stock immediately prior to the last day of the exercise period. The fair market value of a share of common stock on any date will be the closing price on the immediately preceding trading day of the common stock on the New York Stock Exchange or, if the common stock is not traded on the New York Stock Exchange, as otherwise determined in accordance with the 2002 ESPP. On April 19, 2002, the closing price of the Company's common stock on the New York Stock Exchange was $35.06.

     During 2002 the exercise periods will occur from July 1, 2002 through July 31, 2002, and from September 1, 2002 through September 30, 2002. Thereafter the offering periods will start on the first day and conclude on the last day of the months of March and September in each of the years 2003 through 2011, inclusive.

     All employees of the Company and its subsidiaries are eligible to participate except for those who have been employed by the Company for less than one year, customarily work 20 hours or less per week, customarily work five months or less per year, or own at least 5% of the Company's stock. Rights to acquire stock are to terminate if the employee's employment is terminated for any reason, and the rights are not to be transferable by the employees. No consideration will be received by the Company for the granting of the right to acquire stock under the 2002 ESPP other than the services rendered to the Company by the employee in such capacity.

     During each exercise period, an eligible employee is entitled to purchase one share of common stock of the Company for each $250 of compensation received by him or her for the calendar year preceding the exercise period. However, no eligible employee is entitled to purchase fewer than 10 shares or more than 400 shares in any one exercise period. In addition, the terms of an offering may not allow an employee's right to purchase shares under all stock purchase plans of the Company and its subsidiaries to which Section 423 of the Code applies to accrue at a rate that exceeds $25,000 of fair market value of shares, as determined on the offering date, for each calendar year in which the offering is outstanding. Within these limits, an eligible employee is able to elect to purchase as many or as few shares in each exercise period as he or she chooses. Unlike the number of shares reserved under the 2002 ESPP, these dollar amounts and share limits are not impacted, and are not automatically adjusted, in the event of any stock dividend, stock split or other recapitalization with respect to the Company's stock.

     Payment for the shares must be made at the time of the exercise of the rights and may be made in cash, by check or by withdrawal from a payroll deduction account established by the employee under the terms of the 2002 ESPP. Payroll deductions may not exceed an aggregate of $25,000 in any calendar year.

     The Committee may from time to time determine that any shares issued pursuant to the 2002 ESPP will only be issued in certificated form and that such certificates will be held in safekeeping by the Company until two years after the date of issuance or, if earlier, the date on which such shares are sold or transferred by the employee.

     The 2002 ESPP will terminate upon the earlier of when all of the shares reserved for purposes of the 2002 ESPP have been purchased or following the offering period in September 2011, provided that the Board of Directors in its sole discretion may terminate the 2002 ESPP at any time. The Board may at any time amend the 2002 ESPP in any and all respects, provided that without stockholder approval, the Board may not increase the number of shares reserved for under the 2002 ESPP, change the formula by which the price at which the shares shall be sold is determined, increase the maximum number of shares that an employee may purchase, materially modify the requirements to become eligible to participate under the 2002 ESPP, otherwise materially increase the benefits to employees under the 2002 ESPP or remove the administration of the 2002 ESPP from the Compensation and Benefits Committee.

     The 2002 ESPP is administered by the Compensation and Benefits Committee, whose members currently are Verna K. Gibson, Ross E. Roeder and John W. Burden, none of whom are eligible to participate in the 2002 ESPP.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of some of the more significant federal income tax consequences under present law of the acquisition of shares under the 2002 ESPP.

     Generally, no gain or loss is recognized until the stock is sold or otherwise disposed of by its owner.

     If the shares acquired under the 2002 ESPP are held by the employee for the holding period required by the Code (two years from the beginning of the exercise period in which the shares were acquired), upon the disposition of the stock, the employee will recognize ordinary income (as compensation) to the extent of the lesser of: (i) the amount by which the fair market value of the stock at the beginning of the exercise period exceeded 85% of such fair market value or (ii) the amount by which the fair market value of the stock at the time of disposition exceeds the purchase price. Any further gain will be taxed as a capital gain. If the sales price is less than the purchase price, there will be no ordinary income; and the employee will recognize a long-term capital loss equal to the difference between the purchase price and the disposition price. If the holding period is satisfied, the Company will not be entitled to an income tax deduction at any time.

     If the two-year holding period is not satisfied, the employee will generally recognize in gross income (as compensation) in the year of disposition the amount by which the fair market value of the stock on the date of transfer exceeded the purchase price. Any difference between the fair market value of the stock on the date of transfer and the sales price upon disposition will be taxed as a capital gain or loss. The Company will be entitled to an income tax deduction in the year of disposition equal to the amount of ordinary income recognized by the employee.

     The specific application and impact of the tax rules will vary depending on the specific personal situation of individual employees.

3. PROPOSAL TO APPROVE THE COMPANY'S 2002 OMNIBUS STOCK AND INCENTIVE PLAN -- ITEM THREE ON YOUR PROXY CARD

     Upon recommendation of the Compensation and Benefits Committee, the Board of Directors approved the Chico's FAS, Inc. 2002 Omnibus Stock and Incentive Plan (the "Omnibus Plan") in April 2002, subject to stockholder approval at the Annual Meeting of Stockholders. The Omnibus Plan provides for awards of nonqualified stock options, incentive stock options, restricted stock awards and restricted stock units. If the Omnibus Plan is approved by the stockholders, no new grants will thereafter be made under the Company's existing 1992 Stock Option Plan, 1993 Stock Option Plan or Non-Employee Directors' Stock Option Plan and such existing plans will remain in effect only for purposes of administering options that are outstanding thereunder on the date the Omnibus Plan is approved by the stockholders.

     The purposes of the Omnibus Plan are to optimize the profitability and growth of the Company through annual and long-term incentives that are consistent with the Company's goals and to provide the potential for levels of compensation that will enhance the Company's ability to attract, retain, and motivate employees and directors. All employees, officers and directors will be eligible to participate in the Omnibus Plan; provided however that no incentive stock options may be awarded to any non-employee director or to any employee who is ineligible to receive an incentive stock option by reason of the provisions of Section 422 of the Code (e.g., an employee owning or who, upon the exercise of such option, would own more than 10% of the outstanding common stock of the Company, unless the option price is at least 110% of the fair market value of the common stock subject to the option and the option is not exercisable after five years from the date of grant).

     The Board recommends that you vote "FOR" approval of the Omnibus Plan. The Plan will be approved if the votes cast "FOR" adoption of the Omnibus Plan by holders entitled to vote exceed the votes cast opposing the adoption of the Omnibus Plan.

SUMMARY OF THE OMNIBUS PLAN

     General. The Omnibus Plan shall be considered effective as of the date on which it is approved by the Company's stockholders, if such approval is obtained at the 2002 Annual Meeting of Stockholders. An aggregate of 2,000,000 shares of common stock have been reserved for issuance under the Omnibus Plan, in addition to an indeterminate number of shares that will include both (i) the number of shares that, as of the date on which the stockholders approve the Omnibus Plan, remain available for future grants under the 1992 Stock Option Plan, the 1993 Stock Option Plan and the Non-Employee Directors' Stock Option Plan and (ii) any shares that are represented by options granted under any of the 1992 Stock Option Plan, the 1993 Stock Option Plan or the Non-Employee Directors' Stock Option Plan, which, after such adoption of the Omnibus Plan, are forfeited, expire or are canceled without delivery of shares of common stock. If the Omnibus Plan were to have been effective on April 19, 2002, the aggregate number of shares of common stock that would have been reserved for issuance under such Plan would have been 2,427,570, representing the base of 2,000,000 shares along with an additional 427,570 shares which then remained available for future grants under the 1992 Stock Option Plan, the 1993 Stock Option Plan and the Non-Employee Directors' Stock Option Plan and thus would have carried over into the Omnibus Plan. In addition, as of April 19, 2002, there were an aggregate of 3,836,492 shares covered by previously issued and outstanding options under the Company's various option plans and programs, including under the 1992 Stock Option Plan, the 1993 Stock Option Plan and the Non-Employee Directors' Stock Option Plan.

     Under the Omnibus Plan, the maximum number of shares of common stock that may be the subject of any option award to a participant during any calendar year is 250,000 shares of common stock and of any other award to a participant during any calendar year is 100,000 shares of common stock. Also, no more than 400,000 of the shares of common stock covered by the Omnibus Plan may be granted in the aggregate in the form of restricted stock awards or restricted stock units.

     The aggregate number of shares covered by the Omnibus Plan, as well as the number of shares covered by outstanding options (and the per share purchase price thereof) and the number of shares covered by outstanding restricted share units (and the per share purchase price thereof, if any) are subject to automatic adjustment, without further action of the Board of Directors or the stockholders, in the event of a stock dividend, a stock split, or certain other recapitalizations with respect to the common stock.

     Plan Administration. Generally, the Omnibus Plan will be administered by the Compensation and Benefits Committee; provided however, with respect to matters concerning awards to non-employee directors, the authority for the administration of the Omnibus Plan rests with the Board of Directors. The committee administering the Omnibus Plan (except with respect to matters concerning awards to non-employee directors) must consist of not less than two
(2) nor more than five (5) persons, each of whom must be a member of the Board of Directors and a "disinterested person" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934) and who also qualify as outside directors within the meaning of

Section 162(m) of the Code and the related regulations. The Compensation and Benefits Committee currently consists of three directors of the Company who are not employees of the Company or its subsidiaries (i.e., Verna K. Gibson, Ross Roeder and John W. Burden). The Committee has broad authority to administer and interpret the Omnibus Plan, including authority to make awards, determine the size and terms applicable to awards, establish performance goals, determine and certify the degree of goal achievement, and amend the terms of awards consistent with the terms of the Omnibus Plan, except that, without further approval of the stockholders of the Company, the Omnibus Plan does not permit the repricing of previously granted stock options or the cancellation and regrant of stock options.

     Amendment and Termination. The Board of Directors may amend the Omnibus Plan (or suspend or discontinue it) at any time, without further stockholder approval except with respect to certain major changes such as increasing the total number of shares of the common stock available for grants under the Omnibus Plan, changing the designation of the class of employees eligible to receive incentive stock options or non-qualified stock options, decreasing the minimum option price set forth in the Omnibus Plan, extending the period during which an option may be granted or exercised beyond the maximum period specified in the Omnibus Plan or withdrawing from the Committee the authority to administer the Omnibus Plan as to awards made to employees.

     The Omnibus Plan will continue indefinitely until the Board of Directors terminates the plan, but generally no awards may be made under the plan after the ten-year anniversary of the effective date of the plan.

TYPES OF AWARDS

     Stock Options. Stock options entitle the participant to purchase up to the number of shares of common stock specified in the grant at a specified price (the "Exercise Price").

     The Committee (or the Board, as the case may be) may grant incentive stock options or nonqualified stock options. The Committee (or the Board, as the case may be) will establish the terms of stock options including the Exercise Price, vesting, duration, transferability, and exercise procedures. Non-employee directors shall be automatically granted 10,000 nonqualified stock options upon initial appointment to the Board of Directors and at each annual stockholders meeting at which the director continues to serve or is reelected as a director.

     Incentive stock options are intended to comply with Section 422 of the Code. Incentive stock options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all incentive stock options granted to a participant under the plan shall be exercisable during his or her lifetime only by such participant.

     The Exercise Price of each incentive stock option may not be less than the fair market value of the common stock on the date of grant or, in the case of a employee owning more than 10% of the outstanding common stock of the Company, not less than 110% of such fair market value. Also, the aggregate fair market value of the stock with respect to which options are exercisable for the first time by a employee in any calendar year may not exceed $100,000.

     The per share exercise price of each nonqualified stock option may not be less than the fair market value of the stock on the date of grant.

     If exercised, an option must be exercised within the exercise period by payment of the option price in cash, by check or by other means prescribed by the Committee.

     Options are generally exercisable based on vesting schedules established by the Committee, except that the options granted automatically to non-employee directors will vest on the later of (i) the date six months after the date of the option grant, or (ii) the completion of the director's first year of service. If an individual's affiliation with the Company as a employee is terminated during the term of the option, the end of the option period will be accelerated. Notwithstanding the foregoing general rules, the Committee may issue options for shorter periods of time and may permit the earlier exercise of outstanding options.

     An individual may not transfer any option granted under the plan, although, in some circumstances after the individual's death, the individual's personal representative may exercise the option.

     Restricted Stock. Restricted Stock grants are shares awarded subject to the fulfillment of a certain time or price/time goal or a performance goal or other conditions. The Committee also can impose other restrictions and conditions on the restricted stock awards such as payment of a stipulated purchase price. Generally, when the conditions are fulfilled, the shares are delivered free and clear of all restrictions. If such conditions are not satisfied, restricted stock may be forfeited.

     Restricted Stock Units. A restricted stock unit entitles the recipient, upon achievement of a time or price/time goal or a performance goal established by the Committee, to receive cash and/or shares of common stock based on the market price of the common stock at the time of achievement of the applicable goal. If the goal is not achieved, restricted stock units may be forfeited. Except for voting and dividend rights, they may have all of the characteristics of restricted stock, as described above.

     As of April 19, 2002, the market value of a share of common stock was $35.06.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTION GRANTS

     The following is a summary of some of the more significant federal income tax consequences under present law of the granting and exercise of stock options under the plan.

     The recipient of an incentive stock option should not recognize any taxable income or loss for federal income tax purposes at the time the incentive stock option is granted or exercised; however, upon exercise, the difference between the Exercise Price and the fair market value of the shares received may be subject to the alternative minimum tax. If the common stock purchased upon the exercise of an incentive stock option is held for at least two years after the granting of the option and at least one year after exercise, the recipient should receive a long term capital gain or loss upon the sale or disposition of the common stock based on the difference between the fair market value of the common stock on the date of sale or other disposition and the purchase price of the common stock under the option. The Company will not be entitled to any deductions with respect to the granting or exercise of the incentive stock option in such cases.

     If the recipient of an incentive stock option does not hold the shares for two years after the grant of the option and one year after exercise, the recipient will generally recognize as ordinary income in the year of disposition the difference between (i) the purchase price of common stock covered by the option and (ii) the lesser of the sales price or the fair market value of the shares on the date of exercise; and the Company will be entitled to a corresponding deduction for such amount in that year, subject in certain cases to applicable limitations for deductibility of executive compensation exceeding $1,000,000. Any remaining gain would be taxable to the recipient as capital gain. However, if the sales price is less than the purchase price under the option, no income will be recognized; the recipient would generally realize a capital loss equal to the difference between the purchase price and the disposition price; and the Company will not receive any deduction.

     The general rules described in the preceding paragraph apply only when the sale is made to an unrelated party, such as a sale on the New York Stock Exchange made through a stockbroker. If the recipient makes a sale or other disposition to certain related persons or entities before the end of the applicable holding periods, then the recipient will be treated as having received ordinary income (with a corresponding deduction to the Company) in the year of disposition in an amount equal to the difference between the sales price and the fair market value of the shares on the date of exercise (even if the fair market value of the shares is less on the date of sale or other disposition).

     Because the Company does not anticipate that any nonqualified stock option will have a readily ascertainable fair market value when issued, the recipient of such an option should not recognize any taxable income or loss for federal income tax purposes at the time the option is granted. The exercise of the nonqualified stock option, however, will result in the immediate recognition of taxable income by its holder at ordinary income rates based on the difference between the purchase price for shares covered by the option and the fair market value of the shares received at the time of exercise. The Company will receive a corresponding deduction at the same time, subject in certain cases to applicable limitations for deductibility of executive compensation exceeding $1,000,000. Additional gain or loss, determined under general rules of taxation, may be realized upon the sale of the shares.

     The Company is required to withhold and remit to the Internal Revenue Service income taxes on all compensation that is taxable as ordinary income. Upon exercise of nonqualified stock options, as a condition of such exercise, a participant must pay or arrange for payment to the Company of cash representing the appropriate withholding taxes generated by the exercise.

     The specific application and impact of the tax rules will vary depending on the specific personal situation of individual employees.

              PARTICIPATION IN THE 2002 ESPP AND THE OMNIBUS PLAN

     The grant of options under the Omnibus Plan is entirely within the discretion of the Compensation and Benefits Committee. The Company cannot determine the nature or amount of awards that will be made in the future. However, under the Company's employment agreement with Marvin Gralnick, the Company is obligated to grant to Mr. Gralnick 78,500 stock options in July 2002, provided the Omnibus Plan is approved, and 125,000 stock options in February 2003, in each case with an exercise price equal to the then current market price of the stock. Also, under the Company's employment agreement with Helene Gralnick, the Company is obligated to grant to Ms. Gralnick 30,000 stock options in February 2003 with an exercise price equal to the then current market price of the stock. Stock options granted under the Company's existing stock option plans in fiscal 2001 to Messrs. Gralnick, Kleman, and Edmonds and Mmes. Gralnick and Murphy are reflected in the Summary Compensation Table, Option/SAR Grants Table and Option/SAR Exercises and Year-End Value Table. During fiscal 2001, stock options covering 161,000 shares were granted under the Company's existing stock option plans to employees who are not executive officers. The dollar value of such stock options cannot be determined.

     The purchase of shares under the 2002 ESPP is discretionary, so the Company cannot determine the amount of shares that will be purchased in the future by officers or other employees. With the exception of Mr. and Ms. Gralnick, who are not eligible to participate in the 2002 ESPP as long as their beneficial ownership of the Company's common stock exceeds 5% of shares outstanding, each of the Company's executive officers is currently eligible to purchase shares under the 2002 ESPP on the same terms as the Company's other employees, subject to the applicable limitations described on pages 7 through 8 under the heading "Summary of the 2002 ESPP."

EQUITY COMPENSATION PLAN INFORMATION

     The following table shows information concerning the Company's equity compensation plans as of the end of the fiscal year ended February 2, 2002.

                                                                                NUMBER OF SECURITIES
                                                                               REMAINING AVAILABLE FOR
                       NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER EQUITY
                       BE ISSUED UPON EXERCISE       EXERCISE PRICE OF           COMPENSATION PLANS
                       OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,         (EXCLUDING SECURITIES
PLAN CATEGORY            WARRANTS AND RIGHTS      WARRANTS AND RIGHTS($)       REFLECTED IN COLUMN(A))
-------------          ------------------------   -----------------------   -----------------------------
                                 (A)                        (B)                          (C)
Equity compensation
  plans approved by
  security
  holders(1)(3)......         3,486,113                    7.44                        878,303

Equity compensation
  plans not approved
  by security
  holders(2)(3)......           139,500                    4.36                            -0-
                              ---------                    ----                        -------
Total(3).............         3,625,613                    7.32                        878,303
                              =========                    ====                        =======

---------------

(1) Includes shares authorized for issuance under the Company's 1992 Stock Option Plan, 1993 Stock Option Plan, and Non-Employee Directors' Stock Option Plan.

(2) Includes shares authorized for issuance under the Company's Non-Employee Directors' Stock Option Program, which is described below.

(3) All share amounts are adjusted to reflect the Company's 3-for-2 stock splits delivered in May 2001 and January 2002.

  NON EMPLOYEE DIRECTORS' STOCK OPTION PROGRAM

     The Company's independent directors have in the past been granted options to purchase the Company's common stock under the Non-Employee Directors' Stock Option Program, at the discretion of the Board of Directors. These options have an exercise price equal to the fair market value on the date of the grant and generally become exercisable six months after the date of grant. The options expire ten years after the date of grant. Other than the shares subject to outstanding options issued under the Non-Employee Directors' Stock Option Program, no shares are currently authorized to be issued under the Non-Employee Directors' Stock Option Program.

                                 OTHER BUSINESS

     The Company does not expect any other matters to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has audited the accounts of the Company since 1992. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The Company's Board of Directors and the Audit Committee have been monitoring the situation arising from Arthur Andersen LLP's role as auditors of Enron Corporation and the indictment of Arthur Andersen LLP by the United States Government on charges of obstructing justice. In addition, representatives of management and representatives of the Audit Committee have discussed these matters with senior representatives of Arthur Andersen LLP. Although historically the Company has submitted the appointment of our independent auditors for stockholder approval, given the uncertainty and the pace of developments related to Arthur Andersen LLP's recent challenges, the Audit Committee has made no final decision regarding the retention of Arthur Andersen LLP to audit the Company's accounts for 2002 and thus it has been determined that seeking shareholder approval of an appointment of Arthur Andersen LLP would not be appropriate at this time. The Audit Committee, however, will continue to monitor and evaluate Arthur Andersen LLP's response to its challenges and further developments to determine whether Arthur Andersen LLP's ability to perform a satisfactory audit for fiscal 2002 could be impaired. The Audit Committee has informed management that, during this monitoring and evaluation period, it will be prepared to consider engaging another independent auditing firm to audit the Company's consolidated financial statements for 2002 if it were to be determined necessary or appropriate to replace Arthur Andersen LLP.

                                   AUDIT FEES

     The aggregate fees billed by Arthur Andersen LLP for professional services rendered in conjunction with the audit of the Company's consolidated financial statements as of and for the fiscal year ended February 2, 2002, and for the reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were approximately $143,000.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Arthur Andersen LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended February 2, 2002.

                                 ALL OTHER FEES

     The aggregate fees with respect to services rendered to the Company by Arthur Andersen LLP, other than the services described above under "Audit Fees" for the fiscal year ended February 2, 2002, were approximately $120,000 and primarily relate to income tax compliance, review and related advisory services and risk assessment advisory services. The Audit Committee of the Board of Directors has considered whether the provision of the services described in this paragraph is compatible with maintaining the independence of Arthur Andersen LLP.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's Board of Directors is comprised of three directors and operates under a written charter adopted by the Board of Directors, which was included in the Proxy Statement for our 2001 Annual Meeting of Stockholders. The charter is required to be provided to stockholders every three years, unless amended earlier. The members of the Audit Committee are Ross
E. Roeder (Chair), Verna K. Gibson and John W. Burden. Each member of the Audit Committee is independent in the judgment of the Company's Board of Directors and as required by the listing standards of the New York Stock Exchange. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for expressing an opinion thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and the independent accountants.

     Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. Discussions regarding the Company's audited financial statements included the independent accountant's judgments about the quality, not just the acceptability of the Company's accounting principles and underlying estimates used in the Company's financial statements, as well as other matters, as required by Statement on Auditing Standards (SAS) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications) and by the audit committee charter. The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     Based upon the Committee's discussion with management and the independent accountants, the Committee's review of the representations of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K filed with the Securities and Exchange Commission as of and for the year ended February 2, 2002.

                                          MEMBERS OF THE AUDIT COMMITTEE

                                          Ross E. Roeder, Chair
                                          Verna K. Gibson
                                          John W. Burden

                         COMPENSATION COMMITTEE REPORT

To: The Board of Directors

OVERVIEW AND PHILOSOPHY

     The Compensation and Benefits Committee of the Board of Directors (the "Compensation Committee") is composed of three members, each of whom is an outside director of the Company. The Compensation Committee provides overall guidance on the Company's compensation and benefits philosophy. In addition, the Committee approves and monitors the Company's

     - executive compensation and benefits programs

     - executive employment agreements

     - stock option plans

     - profit sharing and 401(k) plan

     - stock purchase plan for employees

     - deferred compensation plan

     The primary objectives of the Compensation Committee are to assure that the Company's executive compensation and benefits program

     - reflects the Company's unique, entrepreneurial, customer-focused, orientation

     - is competitive with other profitable, growing specialty retail companies

     - safeguards the interests of the Company and its stockholders

     - is effective in driving performance to achieve financial goals and create stockholder value

     - fosters teamwork on the part of management

     - is cost-effective and fair to employees, management, and stockholders

     - is well communicated and understood by program participants

     The Company's executive compensation policies are designed to attract, motivate, and retain highly qualified executive officers who can enhance stockholder value, and to support a performance-oriented environment that rewards achievement of the Company's planned financial goals. The Compensation Committee meets periodically during each fiscal year to review the Company's existing compensation and benefits programs and to consider modifications that seek to provide a direct relationship between executive compensation and sustained corporate performance.

     The Company compensates its executive officers through three principal types of compensation: annual base salary, semi-annual incentive bonuses and long-term incentive awards through stock options, restricted stock and/or restricted stock units. The Company, as a matter of policy, places substantial emphasis on incentive bonuses and long-term stock-based awards since these two forms of compensation are viewed as very effective at correlating executive officer compensation with corporate performance and increases in stockholder value.

     In addition to the three types of compensation just mentioned, certain executive officers are eligible to participate in the Company's Employee Stock Purchase Plan and Deferred Compensation Plan.

BASE SALARY

     The annual base salary of each executive officer is based on the scope of his or her responsibility and accountability within the Company, as well as on performance and experience criteria. In addition, the Compensation Committee considers salary and other compensation arrangements of other specialty retailers of similar size and similar growth to determine appropriate levels required to attract, motivate, and retain the most qualified management personnel.

     The Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare stockholder returns. Thus, the compensation peer group is not the same as the peer group index in the "Comparison of Cumulative Total Return" graph included in this proxy statement.

     The Compensation Committee, upon the recommendation by the Chief Executive Officer, determines and makes final decisions regarding base salary of executives on an annual basis. The Compensation Committee recognizes that, to some degree, the determination of an executive officer's base salary involves subjective considerations.

INCENTIVE BONUSES

     A significant component of an executive officer's total cash compensation consists of an incentive bonus, which is intended to make the executive compensation dependent on the Company's performance and to provide executive officers with incentives to achieve Company goals, increase stockholder value, and work as a team. The bonuses are based on the Company's achievement of its targeted pre-tax income goal, which is part of the Company's overall plan. The pre-tax income goal, as well as the overall plan, is reviewed and approved by the Compensation Committee prior to the start of each bi-annual period. To encourage high levels of performance, the targeted pre-tax income goal is established at a level which builds in, among other things, a conservatively aggressive growth in sales and comparable store sales.

     Bonuses are awarded to the executive team based on the Company's attainment of specific pre-determined pre-tax income levels relative to the targeted pre-tax income goal established in the Company's overall plan. If the Company does not match its minimum pre-tax income goal level, then no bonuses are awarded. Bonuses are awarded on a bi-annual basis. The Company's executive officers were awarded a total of approximately $2,378,000 in bonuses in the fiscal year ended February 2, 2002.

DEFERRED COMPENSATION PLAN

     The Company recently adopted an unfunded, nonqualified plan that permits executive officers to defer current compensation for retirement savings beginning in fiscal 2002. Pursuant to the deferred compensation plan, participants may defer all or a portion of qualifying remuneration payable by the Company. A book account is then maintained for each such executive officer in which there is an accounting of such deferred compensation and deemed earnings thereon based upon selection of deemed investment options by the executive officer. In accordance with the terms of the plan, the deferral must be placed in a "rabbi" trust. This trust arrangement offers a degree of assurance for ultimate payment of benefits without causing constructive receipt of the deferral or earnings thereon for income tax purposes. The assets in the trust remain subject to the claims of creditors of the Company and are not the property of the executive officer.

LONG TERM STOCK BASED COMPENSATION

     The Compensation Committee believes that providing key employees, including executive officers, with the opportunity to acquire stock ownership over time is the most desirable way to align their interests with those of the Company's stockholders. Stock options awarded under the Company's 1992 and 1993 Stock Option Plans, the Executive Officers' Supplementary Stock Option Program, and in some limited cases outside of the plans pursuant to separate individual stock option agreements, provide an incentive that focuses the attention of executive officers on managing the Company from the perspective of an owner with an equity interest in the business. In addition, stock options have been and continue to be a key part of the Company's program for motivating and rewarding managers over the long term. The Company intends to continue to have stock options serve as an important part of the compensation program for key employees and, to this end, has adopted and is submitting to the stockholders for approval a new Omnibus Stock and Incentive Plan. This Omnibus Plan expands the type of stock based awards that may be granted to include restricted stock and restricted stock units, in addition to stock options. Stock based compensation that has been and that may in the future be granted to key employees, including stock options previously issued and awards that may be granted under the Omnibus Plan, is tied to future performance of the Company's common stock and will provide increased value as the price of the Company's common stock increases.

     The Compensation Committee, upon the recommendation by the Chief Executive Officer, has in the past determined and made, and expects to continue to determine and make, final decisions regarding stock based awards (including those made in the past and those that will be made in the future under the Company's stock based plans). Such factors as performance and responsibilities of individual managers and the management team as a whole as well as general industry practices play an integral role in the determination of the number of options, restricted stock and/or restricted stock units awarded to a particular senior executive. In determining the size of the individual award of options, restricted stock and/or restricted stock units, the Compensation Committee also considers the amounts of stock based awards outstanding and previously granted, the amount of stock based awards remaining available for grant under the Stock Option Plans, the aggregate amount of current awards, and the amount necessary to retain qualified management.

     In accordance with its business strategy and compensation philosophy, the Company has previously granted stock options to a significant number of employees in managerial positions to afford them an opportunity to participate in the Company's future growth and to focus them on the contributions which are necessary for the financial success and business growth of the Company and, thereby, the creation of value for its stockholders. In the fiscal year ended February 2, 2002, a total of 933,500 (split adjusted) options were granted to employees, including 772,500 (split adjusted) options that were awarded to senior executives.

     Stock options have typically been awarded each year based on an assessment of each recipient's ongoing contribution to overall corporate performance and it is contemplated that stock options and any other stock based awards will continue to be awarded on a similar basis and following a similar process. As a means to encourage the recipient of a stock based award to remain in service with the Company, stock based awards vest over time. Most stock options granted to key employees in the past vest in equal amounts over a period of three years from the date of grant. All stock options have exercise prices at least equal to the market value of the Company's stock on the date of grant.

PROFIT SHARING PLAN, 401(K) PLAN AND STOCK PURCHASE PLAN FOR EMPLOYEES

     In 1992, the Company adopted a profit sharing plan to provide a means for all eligible employees at all levels of the Company to share in the Company's profits and accumulate retirement savings. Effective January 1, 1999, the Company incorporated a 401(k) feature into its profit sharing plan as a further means for all eligible employees at all levels of the Company to accumulate retirement savings. Under the 401(k) aspect of the plan, eligible employees can elect to defer up to 20% of their respective compensation and have it contributed to the plan. The Company is obligated to match a portion of the deferral and can elect to make additional contributions over and above the mandatory match, based on the amount it deems appropriate in light of the results of the Company's operations for the respective year. During the fiscal year ended February 2, 2002, the Company's aggregate matching contributions, including both mandatory and additional matching contributions, were approximately $425,000, which amounted to approximately 0.6% of its pre-tax profits for the fiscal year ended February 2, 2002.

     In 1993, the Company adopted a stock purchase plan to provide all eligible employees at all levels an opportunity to become stockholders of the Company. This plan is viewed as an effective way to help align the interest of all employees with those of the Company's stockholders. As an inducement, eligible employees may purchase shares of stock in the Company during each exercise period at a 15% discount to the value of the stock. In February 2002, because there were essentially no shares remaining under the 1993 stock purchase plan, the Company adopted a new stock purchase plan to replace the 1993 plan. This new plan, which is being submitted for approval by the stockholders, operates in substantially the same manner as the 1993 plan in that eligible employees may continue to purchase shares of stock in the Company during specified exercise periods at a 15% discount to the value of the stock.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER FOR THE FISCAL YEAR ENDED FEBRUARY 2, 2002

     The general policies described above for the compensation of the executive officers also apply to the compensation approved by the Compensation Committee with respect to the compensation for Mr. Gralnick, the Company's Chairman of the Board and Chief Executive Officer, for the fiscal year ended February 2, 2002.

     Pursuant to a three-year employment contract entered into in February 2000, Mr. Gralnick's base salary was increased to $750,000 in the fiscal year ended February 2, 2002, which reflected a $150,000 increase from his base salary in the prior fiscal year. For the fiscal year ended February 2, 2002, Mr. Gralnick also was awarded an aggregate bonus of $750,000, as a result of the Company having reached certain targeted performance incentive goals. Consistent with the provisions of the new employment contract, the Compensation Committee awarded him 225,000 stock options in the fiscal year ended February 2, 2002 in order to continue to recognize his efforts in leading the Company in achieving a very strong financial performance. Mr. Gralnick's contract has recently been extended for an additional one-year term ending in February 2004.

     Mr. Gralnick's compensation was based on industry comparisons as well as on the Company's performance over the most recent years, as reflected in the Company's Annual Report to Stockholders which accompanies this proxy statement. Under the leadership of Mr. Gralnick and the rest of the management team, total revenues for Chico's increased from approximately $59 million in 1994 to approximately $378 million during the fiscal year ended February 2, 2002. Between 1994 and the fiscal year ended February 2, 2002, income before income taxes grew from approximately $5.6 million to approximately $67.5 million, and net income grew from approximately $3.3 million to approximately $42.2 million.

     Under Mr. Gralnick's employment contract, and again taking into account the industry comparisons, Mr. Gralnick's base compensation has been further increased to $850,000 for the fiscal year ending February 1, 2003. Because of certain limits on the availability of options under the Company's then existing option plans, pursuant to the Company's request and recommendation, the Company and Mr. Gralnick agreed to modify the commitments in Mr. Gralnick's employment contract with respect to option grants for February 2002. Accordingly, only 46,500 options were granted to Mr. Gralnick in February 2002 and the additional 78,500 options are to be granted (with an exercise price equal to the then current market price of the stock) in July 2002 following approval of the new stock option plan by the Company's stockholders. The extension of Mr. Gralnick's employment contract provides for a further specified annual increase in base salary during the fiscal year ending February 1, 2004 and a commitment to the grant of additional stock options in February 2003.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     The Compensation Committee has reviewed the applicability of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which disallows a tax deduction for compensation to an executive officer when the included compensation exceeds $1 million per year. Although Mr. Gralnick's compensation earned during the fiscal year ended February 2, 2002 exceeded this threshold during such fiscal year and could exceed this threshold in future years, depending of course on the Company's performance, the provisions of Mr. Gralnick's employment agreement provide that any cash compensation in excess of the threshold that would otherwise be payable will be deferred instead until such date as such deferred amount can be paid without exceeding the applicable threshold. The Committee intends to periodically continue further review of the potential consequences of Section 162(m) and, depending upon the risk of applicability of this provision to the Company, may elect to structure the performance-based portion of its executive officer compensation in a manner so as to comply with certain exemptions provided for in Section 162(m) and possibly modify the provisions which effectuate deferral of certain portions of the cash compensation amounts.

     This report has been provided by the Compensation Committee.

                                        COMPENSATION AND BENEFITS COMMITTEE:

                                        John W. Burden
                                        Verna K. Gibson
                                        Ross E. Roeder

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's common stock with the cumulative total return of the companies in the Standard & Poor's 500 Index and the S&P 500 Apparel Retail Index. Cumulative total return for each of the periods shown in the Performance Graph is measured assuming an initial investment of $100 on February 1, 1997 and the reinvestment of dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                              (PERFORMANCE GRAPH)

------------------------------------------------------------------------------------------------
                            2/1/1997   1/31/1998   1/30/1999   1/29/2000   2/3/2001    2/2/2002
------------------------------------------------------------------------------------------------
 Chico's FAS, Inc.          $100.00     $176.58     $762.50     $809.38    $1,718.75   $3,307.50

 S&P 500 Index              $100.00     $126.90     $168.13     $180.96    $ 181.62    $  153.09

 S&P 500 Apparel Retail
  Index                     $100.00     $181.54     $375.61     $350.58    $ 331.01    $  233.32

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

     The following table sets forth certain information regarding the Company's continuing executive officers, continuing directors, nominees for director and certain other key employees.

                                                                             YEARS WITH
                                                                                THE
EXECUTIVE OFFICERS                 AGE               POSITION                 COMPANY
------------------                 ---               --------                ----------
Marvin J. Gralnick...............  67    Chief Executive Officer, Chairman       18
                                         of the Board and Director

Helene B. Gralnick...............  54    Senior Vice President-Design and        18
                                         Concept and Director

Scott A. Edmonds.................  44    President and Chief Operating            8
                                         Officer

Charles J. Kleman................  51    Executive Vice President-Finance,       13
                                         Chief Financial Officer,
                                         Secretary/ Treasurer and Director

Patricia A. Murphy...............  58    Senior Vice President-General            4
                                         Merchandise Manager

Mori C. MacKenzie................  51    Senior Vice President-Stores             6

James P. Frain...................  53    Vice President-Marketing                 3

Ajit Patel.......................  48    Vice President-Chief Information         1
                                         Officer

NON-DIRECTOR EXECUTIVE OFFICERS

     Scott A. Edmonds has been employed by Chico's since September 1993, when he was hired as Operations Manager. In February 1994, he was elected to the position of Vice President-Operations and effective January 1996, he was promoted to the position of Senior Vice President-Operations. In February 2000, Mr. Edmonds was further promoted to Chief Operating Officer, and in September 2001 he was promoted to President. In addition to his general responsibilities as President, Mr. Edmonds is responsible for oversight of human resources, store development and operations, store leasing and maintenance, franchise operations, and management of general headquarters activities. From March 1985 until September 1993, he was President/General Manager of the Ft. Myers branch of Ferguson Enterprises, Inc., an electrical and plumbing wholesaler.

     Patricia A. Murphy has been with the Company since September 1997, when she was hired as the Senior Merchant. In April 1998, she was promoted to the position of General Merchandise Manager, in June 1999, she was promoted to Vice President-General Merchandise Manager, and in August 2000, she was promoted to Senior Vice President-General Merchandise Manager. Ms. Murphy is principally responsible for the buying, planning and distribution activities associated with procurement of merchandise. From February 1987 until September 1997, Ms. Murphy was Vice President of Merchandising and Director of Fashion for Doncaster and from October 1985 until February 1987 was Merchandiser and National Sales Manager for Caribou Sportswear. From 1981 until 1985, she held various positions including Divisional Merchandise Manager and Director of Fashion Coordination for Lane Bryant, a division of the Limited.

     Mori C. MacKenzie has been with the Company since October 1995, when she was hired as the Director of Stores. From June 1999 until October 2001, she served as Vice President-Director of Stores. In October 2001, she was promoted to Senior Vice President-Stores. Ms. MacKenzie is responsible for store and field operations management, hiring and training. From January 1995 until October 1995, Ms. MacKenzie was the Vice President of Store Operations for Canadians Corporation. From August 1994 until December 1994, she was the Vice President of Store Development for Goody's Family Clothing. From April 1992 until August 1994, Ms. MacKenzie was the Vice President of Stores for United Retail Group ("URG") and from August 1991 until April 1992 she was employed by Conston Corp., a predecessor of URG. In addition, Ms. MacKenzie was Vice President-Stores for Park Lane from November 1987 until July 1991, and was Regional Director of Stores for the Limited, Inc. from June 1976 until October 1987.

     James P. Frain has been employed by the Company since June 1999, when he was hired as the Company's Director of Marketing. In April 2000 he was promoted to the position of Vice President-Marketing. Mr. Frain is principally responsible for the overall and detailed marketing of the Chico's brand. During 1998 and 1999, Mr. Frain was the Vice President-Marketing and Creative for Current, Inc. and during 1997 and 1998 he was Vice President-Operations and Marketing for A.H. Riise. From 1994 to 1996, Mr. Frain was Vice President-Marketing for Easyriders and from 1993 to 1994 he was Vice President-Marketing for NBO. Mr. Frain held various marketing positions prior to 1994 at Alfred Dunhill, Gucci, Laura Ashley, Conran's and Paragon Sporting Goods.

     Ajit Patel joined the Company in June 2001, when he was hired as Vice President-Chief Information Officer. From June 1995 to January 1999, Mr. Patel was Vice President-Chief Information Officer of Speedo Swimwear, Inc., where he was responsible for management of the company's entire information system infrastructure. From February 1999 through June 2000, he was President and Chief Executive Officer of Seal Consulting, Inc., an information systems consulting practice. From June 2000 through June 2001, Mr. Patel was an independent management consultant.

     Marvin J. Gralnick and Helene B. Gralnick are husband and wife. None of the other executive officers or directors are related to one another. Executive officers are elected by and serve at the discretion of the Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides information concerning the annual compensation of each of the named executive officers of the Company, as defined under the applicable Securities and Exchange Commission Rule, for services rendered to the Company in each of the Company's last three fiscal years.

                                                                             LONG TERM
                                                                           COMPENSATION
                                                 ANNUAL COMPENSATION(1)       AWARDS
                                                 -----------------------   -------------
                                                                            SECURITIES
NAME AND                        FISCAL YEAR                                 UNDERLYING         ALL OTHER
PRINCIPAL POSITION                 ENDED         SALARY($)   BONUS($)(2)   OPTIONS(#)(3)   COMPENSATION($)(4)
------------------           -----------------   ---------   -----------   -------------   ------------------
Marvin J. Gralnick,........  February 2, 2002     745,385      750,000        225,000            5,250
  Chairman of the Board and  February 3, 2001     605,769      600,000        168,750            5,250
  Chief Executive Officer    January 29, 2000     426,923      274,667        225,000            5,000

Helene B. Gralnick,........  February 2, 2002     249,384      200,000         67,500            5,250
  Senior Vice President --   February 3, 2001     233,269      184,000         56,250            5,250
  Design and Concept         January 29, 2000     193,077       93,000         90,000            5,000

Scott A. Edmonds,..........  February 2, 2002     367,347      325,000        168,750            5,250
  President and Chief        February 3, 2001     277,788      220,000         56,250            5,250
  Operating Officer          January 29, 2000     205,385       98,800         67,500            5,000

Charles J. Kleman,.........  February 2, 2002     299,077      240,000         56,250            5,250
  Executive Vice             February 3, 2001     289,019      228,000         56,250            5,250
    President --
  Finance and Chief          January 29, 2000     255,384      122,800         45,000            5,000
  Financial Officer

Patricia A. Murphy,........  February 2, 2002     302,653      245,000        112,500            5,250
  Senior Vice President --   February 3, 2001     240,000      189,500         56,250            5,250
  General Merchandise        January 29, 2000     188,077       60,400         67,500            5,000
  Manager

Tedford G. Marlow,.........  February 2, 2002     326,923      200,000             --               --
  Executive Vice             February 3, 2001     186,177      216,667        562,500               --
    President --
  Merchandising, Marketing,  January 29, 2000          --           --             --               --
  and Product
  Development(5)

                                                   (footnotes on following page)

---------------

(1) Other Annual Compensation, other than salary and bonuses, was not paid or did not exceed the minimum amounts required to be reported pursuant to Securities and Exchange Commission Rules.

(2) Amounts in this column consist of certain bonuses including bonuses earned under the semi-annual management incentive plan which is linked to the Company's performance. Amounts earned with respect to a particular fiscal year are accrued as expenses in such fiscal year.

(3) Amounts in this column reflect the effects of any stock splits occurring after the date of grant.

(4) This category includes the Company's contributions to the Profit Sharing/401(k) Plan.

(5) Mr. Marlow began his employment with the Company in September 2000. Effective as of September 2001, Mr. Marlow ceased to be employed by the Company.

OPTION/SAR GRANTS TABLE

     The following table shows all options to purchase common stock of the Company granted to each of our named executive officers during the fiscal year ended February 2, 2002 and the potential value of such grants at stock price appreciation rates of 5% and 10%, compounded annually over the maximum ten-year term of the options. The 5% and 10% rates of appreciation are required to be disclosed by SEC rules and are not intended to forecast possible future appreciation, if any, in our stock price.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE
                                INDIVIDUAL GRANTS                                         VALUE AT
                           ----------------------------                             ASSUMED ANNUAL RATES
                             NUMBER OF      % OF TOTAL                                    OF STOCK
                            SECURITIES       OPTIONS      EXERCISE                 PRICE APPRECIATION FOR
                            UNDERLYING      GRANTED TO     OR BASE                      OPTION TERM
                              OPTIONS      EMPLOYEES IN     PRICE     EXPIRATION   ----------------------
NAME                       GRANTED(1)(2)   FISCAL YEAR    ($/SH)(2)      DATE        5%($)       10%($)
----                       -------------   ------------   ---------   ----------   ---------    ---------
Marvin J. Gralnick.......     225,000          24.1%       15.7220    02/04/2011   2,224,683    5,637,784

Helene B. Gralnick.......      67,500           7.2%       15.7220    02/04/2011     667,405    1,691,335

Scott A. Edmonds.........     168,750          18.1%       17.2087    03/19/2011   1,826,290    4,628,177

Charles J. Kleman........      56,250           6.0%       17.2087    03/19/2011     608,763    1,542,726

Patricia A. Murphy.......     112,500          12.1%       17.2087    03/19/2011   1,217,527    3,085,452

Tedford G. Marlow(3).....         -0-            --             --            --          --           --

---------------

(1) The grants of options to Marvin and Helene Gralnick described above were made in February 2001, and the grants to the other officers were made in March 2001. All of the options vest annually at a rate of 33 1/3% on each anniversary date of the grant beginning on the first anniversary.

(2) Amounts and prices shown reflect the Company's 3-for-2 stock splits delivered in May 2001 and January 2002.

(3) Effective as of September 2001, Mr. Marlow ceased to be employed by the Company.

OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

     The following table shows information concerning stock option exercises and values as of the end of the fiscal year ended February 2, 2002.

                                                                                        AGGREGATED FISCAL YEAR-END
                                                                                              OPTION VALUES
                                                                                       ----------------------------
                                                           NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                         SHARES                           UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                       ACQUIRED ON       VALUE        OPTIONS AT FISCAL YEAR-END(#)       AT FISCAL YEAR-END($)
NAME                   EXERCISE(#)   REALIZED($)(1)     EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE(2)
----                   -----------   --------------   ------------------------------   ----------------------------
Marvin J. Gralnick...         --               --            948,749/412,501               25,959,270/4,518,685

Helene B. Gralnick...         --               --            303,750/135,000                8,268,918/1,628,014

Charles J. Kleman....    567,720       11,441,952            228,750/108,750                6,152,787/1,916,132

Scott A. Edmonds.....     93,750        1,532,242                -0-/271,250                      -0-/2,169,392

Patricia A. Murphy...     76,202        1,577,754             40,050/172,500                  951,326/2,784,578

Tedford G.
  Marlow(3)..........    187,500        1,483,114                -0-/-0-                          -0-/-0-

---------------

(1) This represents the excess of the fair market value of the Company's common stock as of the date of exercise above the exercise price of the options.

(2) This represents the excess of the fair market value of the Company's common stock of $29.40 per share as of February 2, 2002, above the exercise price of the options.

(3) Effective as of September 2001, Mr. Marlow ceased to be employed by the Company.

EMPLOYMENT AGREEMENTS

     Effective February 7, 2000, the Company entered into new employment agreements with Mr. Gralnick and Ms. Gralnick that each provide for an annual base salary and certain other benefits. These employment agreements were amended effective September 26, 2001 to extend the term of employment by one year. In addition, the Company and Mr. Gralnick agreed to a modification to his employment agreement to allow the Company to grant to him only 46,500 options in February 2002 and to contemplate an additional grant of 78,500 options (with an exercise price equal to the then current market price of the stock) in July 2002 following approval of the new stock option plan by the Company's stockholders. Pursuant to the employment agreements, the 2002 annualized base salaries of Mr. Gralnick and Ms. Gralnick are $850,000 and $275,000, respectively, subject to scheduled annual increases and any further increases as may be set by the Board of Directors. Under each agreement, bonus compensation is to be determined through a bonus formula adopted by the Compensation Committee. Under each of the employment agreements, the period of employment extends through February 1, 2004, which period, under the express terms of the agreement, is automatically extended for additional one-year periods until the respective employment agreement is terminated by the Company or the executive. The employment agreements contemplate the granting of stock options each year to each of Mr. Gralnick and Ms. Gralnick under the Company's stock option plan. All of the stock options required to be granted to Mr. Gralnick and Ms. Gralnick prior to the date of this proxy statement have been granted. Stock options with respect to a total of 203,500 additional shares and 30,000 additional shares, respectively, are to be granted in the remaining extended term of the employment agreements.

     Effective April 1, 1993, the Company entered into an employment agreement with Mr. Kleman which provides for an annual base salary and certain other benefits. This employment agreement was amended effective as of August 21, 2000. Pursuant to the amended employment agreement and certain further actions of the Board of Directors, Mr. Kleman's current base salary is $340,000 and is subject to annual increases as set from time to time by the Board of Directors. Under the terms of the amended employment agreement, the Company contracted to employ Mr. Kleman for a period which currently extends through December 31, 2002, and which period, by the terms of the agreement is automatically extended for additional one year periods until the employment agreement is terminated by the Company or Mr. Kleman.

     Effective June 28, 1995, the Company entered into an employment agreement with Mr. Edmonds which provides for an annual base salary and certain other benefits. This employment agreement was amended effective as of August 21, 2000. Pursuant to the amended employment agreement and certain further actions of the Board of Directors, Mr. Edmonds' current base salary is $500,000 and is subject to annual increases as set from time to time by the Board of Directors. Under the terms of Mr. Edmonds' amended employment agreement, the Company contracted to employ Mr. Edmonds for a period which currently extends through February 28, 2003, and which period, by the terms of the agreement, is automatically extended for additional one year periods until the employment agreement is terminated by the Company or Mr. Edmonds.

     Effective August 21, 2000, the Company entered into an employment agreement with Ms. Murphy which provides for an annual base salary and certain other benefits. Pursuant to the employment agreement and certain further actions of the Board of Directors, Ms. Murphy's current base salary is $365,000 and is subject to annual increases as set from time to time by the Board of Directors. Under the terms of Ms. Murphy's employment agreement, the Company contracted to employ Ms. Murphy for a period which currently extends through December 31, 2002, and which period, by the terms of the agreement, is automatically extended for additional one year periods until the employment agreement is terminated by the Company or Ms. Murphy.

     The employment agreements for Messrs. Gralnick, Kleman and Edmonds and Ms. Gralnick and Ms. Murphy provide that such executives are entitled to certain severance benefits in the event that their employment is terminated by the Company "without cause" or by such executive within a specified period following a "change of control" (both as defined in the employment agreements). In the case of Mr. Gralnick and Ms. Gralnick (a) if the executive is terminated "without cause," the executive would receive his or her salary for the remainder of the then effective employment term (or, if longer, for 12 months) and, (b) if the executive's employment is terminated within the specified period following a "change of control," the executive would be entitled to receive a lump sum equal to the aggregate salary that he or she would otherwise have been entitled to receive over the remainder of the then effective term (or, if longer, over 12 months), plus one year's bonus. In the case of Messrs. Kleman and Edmonds and Ms. Murphy, (1) if the executive is terminated "without cause," the executive would receive his or her salary for the remainder of the then effective employment term (or, if longer, for 12 months) and, (2) if the executive's employment is terminated within the specified period following a "change of control," the executive would be entitled to receive a lump sum equal to the aggregate salary that he or she would otherwise have been entitled to receive over the remainder of the then effective term (or, if longer, over 36 months), plus three times his annual target bonus. Each employment agreement is also subject to termination in the event of disability, death or voluntary retirement by the individual or his or her termination for cause. Each employment agreement provides for a covenant not to compete which is to continue for two years following any termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Company's Compensation and Benefits Committee are John W. Burden, Verna K. Gibson and Ross E. Roeder. Neither Mr. Burden, Ms. Gibson nor Mr. Roeder has at any time been an officer or employee of the Company.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     To the Company's knowledge, based solely on a review of the forms, reports and certificates filed with the Company by the Company's directors and officers and the holders of more than 10% of the Company's common stock, all Section 16(a) filing requirements were complied with by such persons during or with respect to the fiscal year ended February 2, 2002, except that Mr. Burden filed one late Form 4 reporting ten transactions, Mr. Roeder filed one late Form 4 reporting one gift transfer, and Ms. Gibson timely filed one Form 5 that included reports of five gift transfers that were required to have been reported in previous fiscal years.

                               SECURITY OWNERSHIP

     The following table sets forth, as of March 31, 2002, the number of shares of the Company's common stock beneficially owned by (1) each person known to the Company as having beneficial ownership of more than 5% of the Company's common stock together with such person's address, (2) each of its directors and nominees to become a director, (3) each named executive officer as defined under applicable Securities and Exchange Commission rules and (4) all directors and executive officers as a group.

                                                             AMOUNT AND NATURE
NAME OF BENEFICIAL OWNER                                       OF BENEFICIAL     PERCENT
OR NUMBER IN GROUP                                             OWNERSHIP(1)      OF CLASS
------------------------                                     -----------------   --------
Marvin J. Gralnick.........................................      3,835,638(2)       9.0
  c/o Chico's FAS, Inc.
  11215 Metro Parkway
  Ft. Myers, Florida 33912

Helene B. Gralnick.........................................      3,835,638(2)       9.0
  c/o Chico's FAS, Inc.
  11215 Metro Parkway
  Ft. Myers, Florida 33912

Rodin, Ltd.................................................      2,328,138(2)       5.7
  301 Congress, Suite 1900
  Austin, Texas 78701

Wasatch Advisors, Inc......................................      1,687,936(3)       6.2
  150 Social Hall Avenue
  Salt Lake City, UT 84111

Scott A. Edmonds...........................................         35,100(4)         *

Charles J. Kleman..........................................        333,253(5)         *

Patricia A. Murphy.........................................        134,056(6)         *

Tedford G. Marlow..........................................            -0-            *

Verna K. Gibson............................................        452,427(7)       1.1

Ross E. Roeder.............................................        132,800(8)         *

John W. Burden.............................................         60,000(9)         *

All Directors and Executive Officers as a Group (11
  persons).................................................      5,009,131(10)     11.6

---------------

  *  Less than one percent

 (1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power.

 (2) Marvin J. Gralnick and Helene B. Gralnick are husband and wife. The number of shares shown for Marvin J. Gralnick and the number of shares shown for Helene B. Gralnick each include the aggregate of all shares held by Rodin, Ltd., a Texas Limited Partnership. A limited liability company established by Mr. Gralnick and Ms. Gralnick and of which Mr. Gralnick and Ms. Gralnick are the sole members and managing members, is the sole general partner of Rodin, Ltd., owning an aggregate of 1% of the partnership interests. Mr. Gralnick owns limited partnership interests representing approximately 49.3% of the partnership interests, Ms. Gralnick owns separate limited partnership interests representing approximately 49.3% of the partnership interests and the remaining partnership interests are owned by a series of irrevocable intervivos trusts established by Mr. Gralnick and Ms. Gralnick for the benefit of their respective children. Also includes a total of 1,507,500 shares for Mr. Gralnick and Ms. Gralnick that are deemed to be beneficially owned by them by virtue of certain stock options that are currently exercisable or become exercisable within 60 days.

 (3) This information is derived from a Schedule 13G dated as of February 14, 2002 filed by Wasatch Advisors, Inc. Wasatch Advisors, Inc. is shown to have voting and dispositive power with respect to all the shares shown.

 (4) Includes 1,125 shares owned by each of Mr. Edmonds' two daughters. In addition, includes 15,000 shares deemed to be beneficially owned by Mr. Edmonds by virtue of certain stock options that are currently exercisable or become exercisable within 60 days.

 (5) Includes 12,453 shares owned by Mr. Kleman's son, 12,640 shares owned by his daughter, 2,962 shares owned by his stepdaughter and 1,393 shares owned by Mr. Kleman's spouse. In addition, includes 281,250 shares deemed to be beneficially owned by Mr. Kleman by virtue of stock options that are currently exercisable or become exercisable within 60 days.

 (6) Includes 118,800 shares deemed to be beneficially owned by Ms. Murphy by virtue of certain stock options that are currently exercisable or become exercisable within 60 days.

 (7) Includes 177,000 shares deemed to be beneficially owned by Ms. Gibson by virtue of certain stock options that are currently exercisable and 111,150 shares owned by a profit sharing trust.

 (8) Includes 4,500 shares owned by an Individual Retirement Account and 105,000 shares deemed to be beneficially owned by Mr. Roeder by virtue of stock options that are currently exercisable.

 (9) Includes 45,000 shares owned by an Individual Retirement Account and 15,000 shares deemed to be beneficially owned by Mr. Burden by virtue of stock options that are currently exercisable.

(10) Pursuant to applicable Securities and Exchange Commission rules, the 2,328,138 shares of common stock owned by Rodin, Ltd. and the 1,507,500 exercisable options which are deemed to be beneficially owned by each of Marvin J. Gralnick and Helene B. Gralnick, are counted only once for purposes of this calculation.

       STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2003 ANNUAL MEETING

     Pursuant to the General Rules under the Securities Exchange Act of 1934, proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders and in the proxy statement for that meeting must be received by management of the Company at its executive offices on or before December 30, 2002.

     The Company's Amended and Restated Articles of Incorporation also require certain advance notice to the Company of any stockholder proposal and of any nominations by stockholders of persons to stand for election as directors at a stockholders' meeting. Notice of stockholder proposals and of director nominations must be timely given in writing to the Secretary of the Company prior to the meeting at which the directors are to be elected. To be timely, notice must be received at the principal executive offices of the Company not less than 60 days prior to the meeting of stockholders; provided, however, that in the event that less than 70 days' notice prior to public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder, in order to be timely, must be so delivered or received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

     A stockholder's notice with respect to a proposal to be brought before the annual meeting must set forth in addition to the matters required to be set forth by the General Rules under the Securities Exchange Act of 1934; (a) a brief description of the proposal and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company which are beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal.

     A stockholder's notice with respect to a director nomination must set forth
(i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Company which are beneficially owned by such person, and (iv) all information that would be required to be included in a proxy statement soliciting proxies for the election of the nominee director (including such person's written consent to serve as a director if so elected). As to the stockholder providing such notice, such stockholder must set forth (1) the name and address, as they appear on the Company's books, of the stockholder and (2) the class and number of shares of the Company which are beneficially owned by such stockholder on the date of such stockholder notice.

     The complete Amended and Restated Articles of Incorporation provisions governing these requirements are available to any stockholder without charge upon request from the Secretary of the Company.

                                          By Order of the Board of Directors,

                                          /s/ Charles J. Kleman

                                          CHARLES J. KLEMAN
                                          Secretary

Dated: April 29, 2002

                                                                      APPENDIX A

                                REVOCABLE PROXY
                               CHICO'S FAS, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2002

         The undersigned, a stockholder of CHICO'S FAS, INC. (the "Company"), hereby appoints Marvin J. Gralnick, Charles J. Kleman and Scott A. Edmonds, and each of them, attorney and proxy of the undersigned, each with full powers of substitution, for and on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Sanibel Harbour Resort, Fort Myers, Florida at 2:00 P.M., local time, on June 25, 2002 and any adjournments or postponements thereof (the "Annual Meeting"), and to vote at the Annual Meeting all the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting, with the same effect as if the undersigned were personally present at the Annual Meeting, all as described in the Company's Proxy Statement dated April 29, 2002 relating to the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified herein.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE FOLLOWING NOMINEES AND
PROPOSALS:

                                                                        WITHHOLD
1.       ELECTION OF DIRECTORS                                          AUTHORITY
                                                      FOR ALL           FOR ALL          FOR
         Nominees for Class                           NOMINEES          NOMINEES         ALL
         III Directors:                                LISTED            LISTED         EXCEPT

         Marvin J. Gralnick and John W. Burden          [ ]               [ ]            [ ]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark
"For All Except" and write that nominee's name in the space provided below.

-------------------------------------------------------------------------------

                                                               FOR           AGAINST          ABSTAIN
2.       PROPOSAL TO APPROVE THE COMPANY'S 2002                [ ]             [ ]              [ ]
         OMNIBUS STOCK AND INCENTIVE PLAN


                                                               FOR           AGAINST          ABSTAIN
3.       PROPOSAL TO APPROVE THE COMPANY'S 2002                [ ]             [ ]              [ ]
         EMPLOYEE STOCK PURCHASE PLAN


4. OTHER MATTERS: Unless a line is stricken through this sentence, the proxies herein named may in their discretion vote the shares represented by this Proxy upon such other matters as may properly come before the Annual Meeting.

Please be sure to sign and date                            Date
  this Proxy in the box below.
                                                ---------------------------


-------------------------------------------------------------------------------
Stockholder sign above                            Co-holder (if any) sign above


-------------------------------------------------------------------------------
  - DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED -


                               CHICO'S FAS, INC.

         The shares represented by this Proxy will be voted in the manner directed herein only if this Proxy is properly executed and timely returned. IF THE UNDERSIGNED DOES NOT SPECIFY A CHOICE, THE SHARES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE, FOR THE PROPOSAL TO APPROVE THE COMPANY'S 2002 EMPLOYEE STOCK PURCHASE PLAN, FOR THE PROPOSAL TO APPROVE THE COMPANY'S 2002 OMNIBUS STOCK AND INCENTIVE PLAN, AND IN THE DISCRETION OF THE PROXIES FOR OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

         The stockholder signing above acknowledges receipt of (1) the Company's 2001 Annual Report to Stockholders and (2) the Company's Notice of Annual Meeting and Proxy Statement dated April 29, 2002 relating to the Annual Meeting. The stockholder signing above does hereby revoke any proxy previously given with respect to the shares represented by this Proxy.

         NOTE: Your signature should appear as your name appears hereon. As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

                   PLEASE MARK, SIGN AND DATE THIS PROXY CARD
               AND PROMPTLY RETURN IT USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


--------------------------------

--------------------------------

--------------------------------

                                                                      APPENDIX B


                               CHICO'S FAS, INC.

                     2002 OMNIBUS STOCK AND INCENTIVE PLAN

                               CHICO'S FAS, INC.
                     2002 OMNIBUS STOCK AND INCENTIVE PLAN

ARTICLE 1........................................................................................1
        Establishment; Purpose; Awards...........................................................1
               1.1     Establishment; Purpose....................................................1
               1.2     Types of Awards Under Plan................................................1

ARTICLE 2........................................................................................1
        DEFINITIONS..............................................................................1
               2.1     "Award(s)"................................................................1
               2.2     "Award Agreement(s)"......................................................1
               2.3     "Board" or "Board of Directors"...........................................1
               2.4     "Change in Control".......................................................2
               2.5     "Code"....................................................................2
               2.6     "Committee"...............................................................2
               2.7     "Common Stock"............................................................2
               2.8     "Company" ................................................................2
               2.10    "Exchange Act"............................................................3
               2.11    "Fair Market Value".......................................................3
               2.12    "Incentive Stock Option" or "ISO".........................................3
               2.13    "Insider".................................................................3
               2.14    "Non-Employee Director"...................................................3
               2.15    "Non-Qualified Stock Option" or "NSO".....................................3
               2.16    "Option"..................................................................3
               2.17    "Option Period"...........................................................4
               2.18    "Participant".............................................................4
               2.19    "Performance-Based Exception".............................................4
               2.20    "Plan"....................................................................4
               2.21    "Plan Administrator"......................................................4
               2.22    "Restricted Stock"........................................................4
               2.23    "Restricted Stock Units"..................................................4
               2.24    "Restriction Agreement"...................................................4
               2.25    "Restriction Period"......................................................4
               2.26    "Securities Exchange Act of 1934".........................................4
               2.27    "Stock Option Agreement"..................................................4
               2.28    "Subsidiary"..............................................................4

ARTICLE 3........................................................................................4
        Eligible Persons.........................................................................4
               3.1     Eligibility...............................................................4

               3.2     Selection of Participants.................................................5
               3.3     General Effect of Award...................................................5

ARTICLE 4........................................................................................5
        Shares Subject to the Plan and Maximum Awards............................................5
               4.1     Sources of Shares Available for Grants and Limits on Shares Subject to the
                       Plan......................................................................5
               4.2     Maximum Awards............................................................6
               4.3     Adjustments to Limitations................................................6

ARTICLE 5........................................................................................7
        Administration...........................................................................7
               5.1     General...................................................................7
               5.2     Power and Authority.......................................................7
               5.3     Other Factors; Determinations Final.......................................8
               5.4     Quorum; Actions...........................................................9
               5.5     Delegation................................................................9
               5.6     No Liability; Indemnification.............................................9

ARTICLE 6.......................................................................................10
        Stock Options...........................................................................10
               6.1     General Method of Grant..................................................10
               6.2     Automatic Grants - Non-Employee Directors................................10
               6.3     Number of Shares.........................................................10
               6.4     Option Price.............................................................11
               6.5     Date of Grant............................................................11
               6.6     Method of Payment........................................................11
               6.7     Option Exercise Period...................................................12
               6.8     Certain Interpretations..................................................13
               6.9     Exercise and Vesting of Options..........................................13
               6.10    Multiple Grants in Single Agreement......................................14
               6.11    Minimum Exercise.........................................................14
               6.12    Other Provisions.........................................................14
               6.13    Special Provisions for Incentive Stock Options...........................15

ARTICLE 7.......................................................................................15
        Restricted Stock and Restricted Stock Units.............................................15
               7.1     Awards of Restricted Stock or Restricted Stock Units;
                       Restriction Period.......................................................15

               7.2     Restricted Stock.........................................................16
               7.3     Restricted Stock Units...................................................16
               7.4     Lapse of Restrictions; Awards Subject to Time Goal.......................17

               7.5     Lapse of Restrictions; Awards Subject to Price/Time Goal or Performance
                       Goal.....................................................................17
               7.6     Forfeitures..............................................................17

ARTICLE 8.......................................................................................18
        Miscellaneous...........................................................................18
               8.1     Adjustment of Number of Shares, Etc......................................18
               8.2     Transferability..........................................................19
               8.3     Change in Control........................................................19
               8.4     Performance Based Compensation...........................................19
               8.5     Beneficiary Designation..................................................19
               8.6     Tax Withholding..........................................................20
               8.7     Gender and Number........................................................20
               8.8     Choice of Law............................................................20
               8.9     No Stockholder Rights....................................................20
               8.10    Amendments; Exchanges, Termination or Suspension.........................21
               8.11    Listing and Registration of Common Stock.................................21
               8.12    Compliance with Applicable Laws..........................................22
               8.13    Stock Certificates; Book Entry...........................................22
               8.14    No Implied Rights to Employees...........................................22
               8.15    Necessity for Delay......................................................22
               8.16    Use of Proceeds..........................................................23
               8.17    No Obligation to Exercise................................................23
               8.18    Assignment by Company; Third Party Beneficiaries.........................23
               8.19    Effective Date...........................................................23
               8.20    Term of the Plan.........................................................23

                               CHICO'S FAS, INC.
                     2002 OMNIBUS STOCK AND INCENTIVE PLAN

                                   ARTICLE 1

                         ESTABLISHMENT; PURPOSE; AWARDS

         1.1 Establishment; Purpose. Chico's FAS, Inc. (the "Company") hereby establishes the 2002 Omnibus Stock and Incentive Plan (the "Plan") in order to (i) attract and retain Participants as long-term employees or directors; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other stockholders through compensation based on the Company's common stock; and, as a result of the foregoing, promote the long-term financial interest of the Company and its stockholders.

         1.2 Types of Awards Under Plan. Under the Plan, the Company may grant Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, and Restricted Stock Units.

                                   ARTICLE 2

                                  DEFINITIONS

         The following words and terms as used herein shall have that meaning set forth in this Article 2, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

         2.1 "Award(s)" shall mean any award or benefit granted or awarded under the Plan, including, without limitation, Options, Restricted Stock, and Restricted Stock Units.

         2.2 "Award Agreement(s)" shall mean any document, agreement or certificate deemed by the Committee as necessary or advisable to be entered into with or delivered to a Participant in connection with or as a condition precedent to the valid completion of the grant of an Award under the Plan. Award Agreements include Stock Option Agreements and Restriction Agreements.

         2.3 "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

                               Chico's FAS, Inc.                          Page 1
                        Omnibus Stock and Incentive Plan

         2.4      "Change in Control" shall mean:

                  (a) a change in control of the Company of a nature that is required, pursuant to the Exchange Act to be reported in response to Item 1(a) of a Current Report on Form 8-K or Item 6(e) of Schedule 14A, in each case, as such requirements are in effect on January 1, 2002;

                  (b) the adoption by the Company of a plan of dissolution or liquidation;

                  (c) the closing of a sale of all or substantially all of the assets of the Company;

                  (d) the closing of a merger, reorganization or similar transaction (a "Transaction") involving the Company in which the Company is not the surviving corporation or, if the Company is the surviving corporation, immediately following the closing of the Transaction, persons who were stockholders of the Company immediately prior to the Transaction own less than 75% of the combined voting power of the surviving corporation's voting securities; or

                  (e) the acquisition of "Beneficial Ownership" (as defined in Rule 13d-3 under the Exchange Act as in effect on January 1, 2002) of the Company's securities comprising 25% or more of the combined voting power of the Company's outstanding securities by any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder, but not including any trustee or fiduciary acting in that capacity for an employee benefit plan sponsored by the Company) and such person's "affiliates" and "associates" (as those terms are defined under the Exchange Act).

Notwithstanding any provision above to the contrary, no Change in Control shall be deemed to have occurred with respect to any particular Participant by virtue of a transaction, or series of transactions, that results in the Participant, or a group of persons including the Participant, acquiring the Beneficial Ownership of more than 25% of the combined voting power of the Company's outstanding securities.

         2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. Reference to a specific section of the Code shall include a reference to any successor or replacement provision.

         2.6 "Committee" shall mean the Compensation and Benefits Committee of the Board of Directors, as defined in Article 5.

                               Chico's FAS, Inc.                          Page 2
                        Omnibus Stock and Incentive Plan

         2.7 "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

         2.8      "Company" shall mean Chico's FAS, Inc. and its successors.

         2.9 "Employee" shall mean any employee of the Company or of a Subsidiary. Directors who are employed by the Company or by a Subsidiary shall be considered Employees under the Plan.

         2.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

         2.11 "Fair Market Value" of a share of Common Stock means, as of any date, the value of a share of the Common Stock determined as follows:

                  (a) if the Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (b) if the Common Stock is then quoted on the Nasdaq National Market or Nasdaq SmallCap Market, its closing price on such market on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (c) if the Common Stock is publicly traded but is not quoted on the Nasdaq National Market or the Nasdaq SmallCap Market and is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

                  (d) if none of the foregoing is applicable, by the Committee in good faith.

         2.12 "Incentive Stock Option" or "ISO" shall mean an Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code.

         2.13 "Insider" shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Exchange Act.

         2.14 "Non-Employee Director" shall mean (a) a member of the Board of Directors who is not an Employee or (b) a member of the board of directors (or comparable governing body) of a Subsidiary who is not an Employee.

                               Chico's FAS, Inc.                          Page 3
                        Omnibus Stock and Incentive Plan

         2.15 "Non-Qualified Stock Option" or "NSO" shall mean an Option that is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

         2.16 "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted in accordance with the provisions of Article 6.

         2.17     "Option Period" is defined in Section 6.6.

         2.18 "Participant" shall mean any Employee or any Non-Employee Director to whom an Award is granted under the Plan or who holds an outstanding Award.

         2.19 "Performance-Based Exception" shall mean the performance-based exception from the tax deductibility limitation imposed by
Section 162(m) of the Code, as set forth in Section 162(m)(4)(C) of the Code.

         2.20 "Plan" shall mean the Chico's FAS, Inc. 2002 Omnibus Stock and Incentive Plan, as set forth herein and as amended from time to time.

         2.21     "Plan Administrator" shall mean the Company's Vice President
- Human Resources, or such other person designated by the Committee to act as Plan Administrator.

         2.22 "Restricted Stock" shall mean shares of Common Stock subject to the provisions of Article 7 and granted in an Award in accordance with the provisions of Article 7.

         2.23 "Restricted Stock Units" shall mean the right to receive shares of Common Stock or the cash equivalent thereof subject to the provisions of Article 7 granted as an Award in accordance with the provisions of Article 7.

         2.24     "Restriction Agreement" is defined in Section 7.4.

         2.25     "Restriction Period" is defined in Section 7.3.

         2.26 "Securities Exchange Act of 1934" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any successor or replacement statute or regulation of similar import.

         2.27     "Stock Option Agreement" is defined in Section 6.1.

         2.28 "Subsidiary" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

                               Chico's FAS, Inc.                          Page 4
                        Omnibus Stock and Incentive Plan

                                   ARTICLE 3

                                ELIGIBLE PERSONS

         3.1 Eligibility. All Employees and Non-Employee Directors are eligible to participate in the Plan. The Company may grant an Award to any Employee who is in the employ of the Company or any Subsidiary on the date of a grant of such Award. The Company may grant an Award (other than an Incentive Stock Option) to any person who is a Non-Employee Director on the date of a grant of such Award. During the term of the Plan, the Company shall automatically grant Non-Qualified Stock Options to Non-Employee Directors at such times, in such amounts and in accordance with such terms as are hereinafter provided in the Plan.

         3.2      Selection of Participants.

                  (a) Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees those to whom Awards shall be granted and shall determine the nature and size of each Award.

                  (b) The Board of Directors shall determine the discretionary Awards to be granted to the Non-Employee Directors in accordance with the Company's compensation program for Non-Employee Directors, as such program may be determined from time to time.

         3.3 General Effect of Award. Each Participant to whom the Committee or the Board of Directors has granted an Award shall be bound by the terms of the Plan and the Award Agreement applicable to him or her.

                                   ARTICLE 4

                 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

         4.1 Sources of Shares Available for Grants and Limits on Shares Subject to the Plan. The Common Stock for which Awards are granted under the Plan shall be subject to the following conditions and limitations:

                  (a) The shares of Common Stock with respect to which Awards are made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions for use under the Plan.

                               Chico's FAS, Inc.                          Page 5
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                  (b)      The maximum aggregate number of shares of Common
                           Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) two million (2,000,000) shares of Common Stock; (ii) any shares of Common Stock available for future awards under any prior option plan of the Company (the "Prior Plans") as of the Effective Date (including without limitation the 1992 Stock Option Plan, the 1993 Stock Option Plan and the Non-Employee Directors' Stock Option Plan); and (iii) any shares of Common Stock that are represented by options granted under any Prior Plans which are forfeited, expire or are canceled without delivery of shares of Common Stock.

                  (c) To the extent provided by the Committee (or by the Board with respect to any Awards granted to Non-Employee Directors), any Award may be settled in cash rather than Common Stock. To the extent any shares of Common Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Common Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

                  (d) If the exercise price of any Option granted under the Plan or any Prior Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         4.2 Maximum Awards. Subject to Section 4.3, the following additional limitations on the maximum numbers of shares of Common Stock in the case of certain Awards are imposed under the Plan:

                  (a) The maximum number of shares of Common Stock that may be issued in conjunction with Awards granted pursuant to Article 7 (relating to Restricted Stock and Restricted Stock Units) shall be four hundred thousand (400,000) shares.

                  (b) The maximum number of shares of Common Stock that may be covered by Awards granted to any one individual pursuant to Article 6 (relating to Options) shall be two hundred fifty thousand (250,000) shares during any one calendar-year period.

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                  (c)      For Restricted Stock and Restricted Stock Units that
                           are intended to be "performance-based compensation" (as that term is used for purposes of Section 162(m) of the Code), no more than one hundred thousand (100,000) shares of Common Stock may be subject to such Awards granted to any one individual during any one-calendar-year period. If, after shares have been earned, the delivery is deferred, any additional shares attributable to dividends during the deferral period shall be disregarded.

         4.3 Adjustments to Limitations. The number of shares and the limitations on the number of shares set forth in each of the foregoing provisions of this Article 4 shall be subject to adjustment as provided in
Section 8.1.

                                   ARTICLE 5

                                 ADMINISTRATION

         5.1 General. Except as otherwise determined by the Board of Directors in its discretion or as otherwise expressly provided for in this
Article 5, the Plan shall be administered by the Committee, or if no Committee is appointed and serving as provided herein, by the full Board of Directors. The Committee shall consist of not less than two (2) nor more than five (5) persons, each of whom shall be a member of the Board and a "disinterested person" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934) and who also qualify as outside directors within the meaning of
Section 162(m) of the Code and the related regulations. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

         5.2 Power and Authority. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion:

                  (a) to interpret the Plan and the Awards granted hereunder, and to prescribe, amend and rescind rules and regulations relating to the Plan and the Awards granted hereunder;

                  (b) to determine the terms and provisions of Awards granted hereunder and to make such determinations as to the Participants to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards, and the Award Agreements evidencing the same, which need not be uniform and which the Committee may make selectively among Participants who receive, or who are to receive, Awards under the Plan, whether or not the Participants are similarly situated;

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

                  (c) to determine to whom Options shall be granted, the times and the prices at which Options are granted, the Option periods, the number of shares of Common Stock to be subject to each Option, whether each Option shall be an Incentive Stock Option or a Non-Qualified Stock Option, and to determine the terms and provisions of each Option (which need not be identical);

                  (d) to determine to whom Restricted Stock and Restricted Stock Units shall be granted, the Restriction Period, the number of shares of Restricted Stock, the terms and provisions (which need not be identical) of awards of Restricted Stock and Restricted Stock Units and whether the Participant has met the goals on or before the close of the Restriction Period;

                  (e) to impose such limitations with respect to Options, shares issued pursuant to Options, and Restricted Stock, including without limitation, any relating to the application of federal or state securities laws, as the Committee may deem necessary or desirable;

                  (f) to condition the granting of any Award upon a Participant's entering into a confidentiality, noncompetition, nonsolicitation, nonacceptance, and/or "lock-up" agreement, including without limitation, a confidentiality, noncompetition, nonsolicitation, nonacceptance, and/or "lock-up" agreement included as part of the Award Agreement;

                  (g) to determine the dates of employment or service of any Participant, and the reasons for termination of any Participant;

                  (h) to determine whether any leave of absence constitutes a termination of employment or service for purposes of the Plan and Awards made pursuant to the Plan and the impact, if any, of such leave of absence on awards theretofore made under the Plan;

                  (i) to determine when a person's change of status with respect to the Company constitutes a termination of such person's employment or service for purposes of the Plan and Awards made pursuant to the Plan;

                  (j) to make such determinations as it deems equitable with respect to the impact, if any, of leaves of absence from the Company upon Awards hereunder;

                  (k) to grant dividend equivalents upon Awards (other than Restricted Stock for which Participants are entitled to receive dividends and other distributions paid with

                               Chico's FAS, Inc.                          Page 8
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

                           respect to shares of Common Stock so held), provided that any such dividend equivalents shall be subject to the terms and conditions imposed by the Committee;

                  (l) to amend the terms and conditions of any Award Agreement after the grant of the Award to which such Award Agreement relates, subject to the terms and conditions of the Plan, in a manner that is not adverse to the rights of the Participant receiving such Award as set forth in the Award Agreement or under the Plan; and

                  (m) to make all other determinations necessary or advisable for the administration of the Plan and Awards.

         With respect to the Non-Employee Directors, the authority conferred by this Section 5.2 shall rest with the Board of Directors and not the Committee.

         5.3 Other Factors; Determinations Final. In making determinations under this Article 5, the Committee or the Board, as the case may be, may take into account the nature of the services rendered by the respective Participant, their present and potential contributions to the success of the Company and such other factors as the Committee or the Board, in its discretion, deems relevant. The Committee's determination and the Board's determination on all of the matters referred to in this Article 5 shall be final, conclusive and binding on all persons.

         5.4 Quorum; Actions. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. The acts of a majority of the Committee in meetings at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

         5.5 Delegation. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee and the Board shall have the authority to delegate administrative duties, including the authority to respond to and decide claims or appeals under the Plan and to interpret the Plan terms, to one or more of its members, to the Plan Administrator or to any other person or persons selected by it. Notwithstanding the foregoing, neither the Committee or the Board may delegate its authority with respect to (a) non-ministerial actions with respect to Insiders; (b) non- ministerial actions with respect to Awards that are intended to qualify for the Performance-Based Exception; and (c) certifying that any performance goals and other material terms attributable to Awards intended to qualify for the Performance-Based Exception have been satisfied. Any such allocation or delegation may be revoked by the Committee or the Board, as the case may be, at any time.

         5.6 No Liability; Indemnification. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan. To the fullest extent permitted

                               Chico's FAS, Inc.                          Page 9
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

by law, each person who is or shall have been a member of the Committee or the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that the person shall give the Company an opportunity, at its own expense, to handle and defend the same before the person undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, by contract or under a policy of insurance, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   ARTICLE 6

                                 STOCK OPTIONS

         6.1 General Method of Grant. Each Option granted under the Plan to Employees shall be authorized by the Committee and each Option granted under the Plan to Non-Employee Directors shall be authorized by the Board (other than automatic grants to Non-Employee Directors which are considered to have been authorized by the adoption of the Plan). Each Option shall be evidenced by a written agreement or option certificate in such form as the Committee or the Board, as the case may be, from time to time shall approve or authorize (the "Stock Option Agreement"), which shall be executed by the Company and by the Participant, and shall be subject to the terms and conditions of this Article 6.

         6.2      Automatic Grants - Non-Employee Directors.

                  (a) Each Non-Employee Director shall be granted automatically (and following the adoption of the Plan by the Board of Directors, without the need for any further action on the part of the Board of Directors) an NSO for 10,000 shares of Common Stock upon his or her initial appointment to the Board and the grant date of such Option shall be the date of such initial appointment.

                  (b) In addition, each year, as of the date of the Annual Meeting of Stockholders of the Company, each Non-Employee Director who immediately prior to the Annual Meeting is then serving as a member of the Board and who is either reelected or continues as a member of the Board after the adjournment of the Annual Meeting shall be granted automatically (and following the adoption of the Plan by the Board of Directors, without the need for any further action on the part of the Board of Directors) an NSO for 10,000 shares of Common Stock and the grant date of such Option shall be the date of such Annual Meeting.

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                  (c)      The number of shares of Common Stock which are to be
initially reflected in each automatic grant under this Section 6.2 shall remain at 10,000 shares and shall not be adjusted as a result of the types of events covered by Section 8.1. For example, if the Company were to effectuate a two-for-one stock split, the then outstanding NSO's previously granted to Non-Employee Directors under this Section 6.2 would be proportionately and appropriately adjusted as provided for in Section 8.1. However, any Non-Employee Director newly-elected after such stock split would receive an NSO for 10,000 shares upon his or her initial appointment and at the next following Annual Meeting, each of the Non-Employee Directors entitled to receive automatic grants under Section 6.2(b) would receive an NSO for 10,000 shares of Common Stock.

         6.3      Number of Shares.

                  (a) The number of shares of Common Stock covered by an Option granted to an Employee shall be established in each case by the Committee on the date of grant.

                  (b) Except as otherwise provided with respect to automatic grants provided for in Section 6.2, the number of shares of Common Stock covered by an Option granted to a Non-Employee Director shall be established in each case by the Board on or as of the date of grant.

         6.4      Option Price.

                  (a) The price at which shares of Common Stock covered by each Option granted to an Employee may be purchased pursuant thereto shall be established or determined by a method established in each case by the Committee on or as of the date of grant and such price or method shall be stated in the Stock Option Agreement; provided, however, that the purchase price shall be an amount not less than the Fair Market Value of the shares of Common Stock at the time the Option is granted.

                  (b) The price at which shares of Common Stock covered by each Option automatically granted to a Non-Employee Director pursuant to
Section 6.2 shall be the Fair Market Value of a share of Common Stock on the date of grant.

                  (c) With respect to Options granted to a Non-Employee Director other than automatic grants pursuant to Section 6.2, the price at which shares of Common Stock covered by each such Option may be purchased pursuant thereto shall be established or determined by a method established in each case by the Board on or as of the date of grant and such price or method shall be stated in the Stock Option Agreement; provided, however, that the price at which shares of Common Stock may be purchased shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

         6.5 Date of Grant. Except as otherwise provided in Section 6.2 with respect to automatic grants of Options to Non-Employee Directors, the date on which or as of which the Committee or the

                               Chico's FAS, Inc.                         Page 11
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

Board, as the case may be, approves the grant of an Option shall be considered to be the respective "date of grant" for all purposes under the Plan.

         6.6 Method of Payment. The purchase price of the shares of Common Stock which may be purchased pursuant to each Option shall be subject to the following:

                  (a) Subject to the other provisions of this Section 6.6, the full option price for shares of Common Stock purchased upon exercise of any Option shall be paid at the time of exercise (except that, in the case of an exercise arrangement approved by the Committee or the Board, as the case may be, and described in Section 6.6(c), payment may be made as soon as practicable after the exercise).

                  (b) The option price shall be payable (A) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, (B) by the delivery of shares of Common Stock already owned by the Participant, in a manner acceptable to the Committee or the Board, as the case may be; (C) by any other legally permissible means acceptable to the Committee or the Board, as the case may be, specified in the Stock Option Agreement; or (D) at the discretion of the Committee or the Board, as the case may be, through a combination of some or all of the preceding payment methods provided such combination is specified in the Stock Option Agreement. Shares of Common Stock delivered as payment will be valued at their Fair Market Value on the day of delivery for the purpose of determining the extent to which the option purchase price has been paid thereby, or as otherwise determined by the Committee or the Board, as the case may be, in its respective discretion pursuant to any reasonable method contemplated by Section 422 of the Code.

                  (c) To the extent permitted by applicable law and regulations, the Committee or the Board, as the case may be, may permit a Participant to elect to pay the option purchase price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option purchase price and any tax withholding resulting from such exercise and sale.

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

         6.7      Option Exercise Period.

                  (a) Each Stock Option Agreement with respect to each Option automatically granted to a Non-Employee Director pursuant to Section 6.2 shall provide that the Option may be exercised by the Participant in such portions and at such times as may be specified in such Stock Option Agreement, within a period ending ten (10) years after the date of grant (the "Option Period"). Subject to the Option Period specified in this Section 6.7(a) and the vesting and exercise provisions of Section 6.9, if a Participant ceases to be a director of the Company for any reason before the date of expiration of the Option Period of any Option automatically granted to a Non-Employee Director pursuant to Section 6.2, all rights to exercise such Option and purchase Common Stock thereunder shall terminate on the earlier of (i) the date of expiration of the applicable Option Term or (ii) five (5) years following the date on which such person ceases to be a director of the Company.

                  (b) Each Stock Option Agreement with respect to any Option other than an Option automatically granted to a Non-Employee Director pursuant to Section 6.2 shall provide that the Option may be exercised by the Participant in such portions and at such times as may be specified in such Stock Option Agreement, subject to an Option Period ending not later than ten
(10) years after the date of grant; provided, however, that the Option Period shall end on the date specified in such Stock Option Agreement or, with respect to any Option granted to an Employee, if earlier, the ending date of the period specified in the next sentence. An Option granted to an Employee may be exercised only during the Option Period and only:

                           (1) during the continuance of the Participant's employment with the Company or a Subsidiary;

                           (2) if the Participant terminates employment with the Company or a Subsidiary other than by reason of death, during the period ending ninety (90) days after the date of termination of employment, but only to the extent that the right to exercise such Options had vested on or before the date of termination and had not previously been exercised; provided, that if the Participant's' employment is terminated by reason of disability (within the meaning of Section 22(e)(3) of the Code), or if the Participant dies during the ninety (90) day period, the ninety (90) day exercise period shall be extended to one (1) year; or

                           (3) if the Participant dies while employed by the Company or a Subsidiary, during the period ending on the first anniversary of the Participant's death, but only to the extent that the right to exercise such Options had vested on or before the date of death and had not previously been exercised.

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

         6.8      Certain Interpretations.

                  (a) Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, whose determination shall be final, conclusive and binding on all persons. Transfers of employment between the Company and any of its Subsidiaries shall not be considered to be a termination of employment for the purposes of the Plan.

                  (b) In the event of the death of a Participant, Options held by the Participant may be exercised, to the extent permitted in the Stock Option Agreement and in Section 6.7, by the person or persons entitled to do so under the Participant's will, or, if the Participant fails to make testamentary disposition of said Options or dies intestate, by the Participant's legal representative or representatives.

         6.9      Exercise and Vesting of Options.

                  (a) One hundred percent (100%) of the total number of shares of Common Stock covered by each Option automatically granted to a Non-Employee Director pursuant to Section 6.2 shall become exercisable on the last to occur of (i) the date which is six (6) months after the date of the grant of the Option or (ii) the completion of the Non-Employee Director's first one term-year as a member of the Board (as used herein, the term "term-year" means that period from one Annual Meeting to the subsequent Annual Meeting).

                  (b) Unless otherwise specified by the Committee or the Board, as the case may be, and reflected in the Stock Option Agreement, the right to exercise each Option other than an Option automatically granted to a Non-Employee Director pursuant to Section 6.2 shall accrue in accordance with the following vesting schedule:

                            TIME AFTER             SHARES VESTED
                          DATE OF GRANT           AND EXERCISABLE
                          -------------           ---------------
                  Less than 1 year                         0%
                  1 year but less than 2 years        33 1/3%
                  2 years but less than 3 years       66 2/3%
                  3 years or more                        100%

                  (c) Notwithstanding the foregoing, a Participant shall be 100% vested in the number of shares of Common Stock originally covered by an Option in the event Participant dies or becomes totally and permanently disabled (as determined in the sole discretion of the Committee) while still employed by

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

the Company or upon a Change in Control while the Participant is still so employed. When it deems other special circumstances to exist, the Committee or the Board, as the case may be, in its discretion may accelerate the time at which an Option may be exercised or may modify the terms of the Option to provide for other special circumstances under which the right to exercise the Option would be accelerated if, under previously established exercise terms, such Option was not immediately exercisable in full, even if the acceleration would permit the Option to be exercised more rapidly than the vesting set forth above in the vesting schedule set forth above or in the Stock Option Agreement, or as otherwise specified by the Committee or the Board, would permit.

         6.10 Multiple Grants in Single Agreement. In the discretion of the Committee, a single Stock Option Agreement may include both Incentive Stock Options and Non-Qualified Stock Options, or separate Stock Option Agreements may be set forth for Incentive Stock Options and Non-Qualified Stock Options.

         6.11 Minimum Exercise. Notwithstanding anything contained herein to the contrary, if an Option covers 100 or more shares of Common Stock, then the Participant may exercise such Option only with respect to at least 100 shares at any one time, and if any Option covers fewer than 100 shares, then the Participant must exercise such Option for all shares covered by the Option at one time.

         6.12 Other Provisions. The Stock Option Agreements under the Plan may contain such other terms, provisions and conditions not inconsistent with the Plan as shall be determined by the Committee or the Board, as the case may be, in its discretion, including, without limitation, provisions: (i) relating to the vesting and termination of Options; (ii) relating to exercisability of Options, including without limitation immediate exercisability and separate vesting of the rights to shares of Common Stock acquired upon exercise; (iii) restricting the transferability of such shares during a specified period; and
(iv) requiring the resale of such shares to the Company, at a price as specified in the Stock Option Agreement, if the Participant's employment by the Company terminates prior to a time specified in the Stock Option Agreement.

         6.13 Special Provisions for Incentive Stock Options. Each Option that is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code, and each Option that is intended to qualify as another type of incentive stock option that may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such options. Accordingly, the provisions of the Plan with respect to Incentive Stock Options shall be construed in a manner consistent with such requirements, and no person shall be eligible to receive any Incentive Stock Options under the Plan if such person would not be able qualify for the benefits of incentive stock options under Section 422 of the Code. Without limitation on the foregoing, and notwithstanding the foregoing provisions of this Section 6.13, if any Incentive Stock Option is granted to any person at a time when such person owns, within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation (or a parent or subsidiary of such corporation within the meaning of Section 424 of the Code), the price at which each share of Common Stock covered by such Option may be purchased pursuant to such Option shall not be less than one hundred ten percent (110%) of the Fair

                               Chico's FAS, Inc.                         Page 15
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

Market Value of the shares of Common Stock at the time the Option is granted, and such Option must be exercised no event later than the fifth anniversary of the date on which the Option was granted. Moreover, as long as and to the extent required by the Code, the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant in any calendar year under the Plan and under all other incentive stock option plans of the Company and any parent and subsidiary corporations of the Company (as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

                                   ARTICLE 7

                  RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

         7.1 Awards of Restricted Stock or Restricted Stock Units; Restriction Period.

                  (a) At the time of an Award of Restricted Stock or Restricted Stock Units, there shall be established for each Participant a restriction period (the "Restriction Period"), which shall lapse (i) upon the completion of a period of time ("Time Goal") as shall be determined by the Committee or the Board, as the case may be, (ii) upon the achievement of stock price goals within certain time periods ("Price/Time Goal") as shall be determined by the Committee or the Board, as the case may be, or (iii) upon achievement of performance or other objectives ("Performance Goal") as shall be determined by the Committee or the Board, as the case may be.

                  (b) Notwithstanding the foregoing provisions of Section 7.1(a) and except a otherwise provided in Section 7.4, Section 7.5 or Section 8.3, with respect to any Award of Restricted Stock or Restricted Stock Units which is to be subject to a Time Goal, such Time Goal established by the Committee or the Board, as the case may be, at the time of grant shall not provide for a lapse of the applicable restrictions more rapidly than would be permitted by the following schedule:

                            TIME AFTER            SHARES AS TO WHICH
                          DATE OF GRANT           RESTRICTION LAPSES
                          -------------           ------------------
                  Less than 1 year                          0%
                  1 year but less than 2 years         33 1/3%
                  2 years but less than 3 years        66 2/3%
                  3 years or more                         100%

                               Chico's FAS, Inc.                         Page 16
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

         7.2 Restricted Stock. The Committee or the Board, as the case may be, may award to any Participant shares of Common Stock, subject to this
Article 7 and such other terms and conditions as the Committee or the Board may prescribe ("Restricted Stock"). Each certificate for Restricted Stock shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Plan Administrator. Restricted Stock awarded under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee or the Board, as the case may be, may from time to time determine in its discretion (the "Restriction Agreement"). Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the Restriction Period. Except for such restrictions on transfer, the Participant as owner of such Restricted Stock shall have all the rights of a holder of such Common Stock. If provided in the Restriction Agreement approved by the Committee at the time of grant, a Participant may transfer Restricted Stock to a trust, provided that the Committee or the Board, as the case may be, may require that the Participant submit an opinion of his or her legal counsel, satisfactory to the Committee or the Board, as the case may be, that such holding has no adverse tax or securities law consequences for the Company. With respect to Restricted Stock that is issued subject to a Time Goal, a Price/Time Goal or a Performance Goal, the Plan Administrator shall redeliver to the Participant (or the Participant's legal representative or designated beneficiary) the certificates deposited pursuant to this subsection (b) at the expiration of the Restriction Period. Notwithstanding the foregoing, if Restricted Stock is issued subject to a Time Goal, a Price/Time Goal or Performance Goal and the Committee or the Board, as the case may be, determines that a Participant has not achieved the Time Goal, the Price/Time Goal or the Performance Goal before the end of the Restriction Period, the Participant shall have no further rights with respect to the Restricted Stock, all such shares shall be forfeited and the Committee shall have the right to complete a blank stock power in order to return such shares to the Company.

         7.3 Restricted Stock Units. The Committee or the Board, as the case may be, may award to a Participant a right to receive Common Stock or the cash equivalent of the Fair Market Value of the Common Stock, in the Committee's or the Board's discretion, at the end of the Restriction Period ("Restricted Stock Units") subject to achievement of a Time Goal, a Price/Time Goal or a Performance Goal established by the Committee or the Board, as the case may be. Restricted Stock Units awarded under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee or the Board, as the case may be, may from time to time determine in its discretion (the "Restriction Agreement"). With respect to Restricted Stock Units that are subject to a Time Goal, a Price/Time Goal or a Performance Goal, the Plan Administrator shall deliver notice to the Participant (or the Participant's legal representative or designated beneficiary) at the end of the Restriction Period as to whether the Participant has achieved the Time Goal, the Price/Time Goal or the Performance Goal, as the case may be. If the Committee or the Board, as the case may be, determines that a Participant has not achieved the Time Goal, the Price/Time Goal or the Performance Goal, as the case may be, before the end of the Restriction Period, the Participant shall have no further rights with respect to the Restricted Stock Units.

                               Chico's FAS, Inc.                         Page 17
                        Omnibus Stock and Incentive Plan

         7.4 Lapse of Restrictions; Awards Subject to Time Goal. In the event a Participant ceases employment or service with the Company with the consent of the Committee or the Board, as the case may be, or upon the Participant's death or permanent disability (as determined in the sole discretion of the Committee) before the end of the Restriction Period and the Participant has received an Award subject to a Time Goal, the restrictions imposed under this Article 7 shall lapse with respect to the number of those shares or units subject to a Time Goal as shall be determined by the Committee or the Board, as the case may be. In no event, however, shall the number of shares or units be less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed after the date of the Award subject to a Time Goal to the date of termination and the denominator of which is the number of months in the Restriction Agreement, multiplied by (ii) the number of shares of Restricted Stock or Restricted Stock Units awarded to the Participant subject to the Time Goal.

         7.5 Lapse of Restrictions; Awards Subject to Price/Time Goal or Performance Goal. In the event a Participant ceases employment or service with the Company with the consent of the Committee or the Board, as the case may be, or upon the Participant's death or permanent disability (as determined in the sole discretion of the Committee) before the end of the Restriction Period and the Participant has received an Award subject to a Price/Time Goal or a Performance Goal, the restrictions imposed under this Article 7 shall lapse upon the achievement of the Price/Time Goal or the Performance Goal within two
(2) years of the Participant's termination of employment or service with respect to such number of shares or units subject to a Price/Time Goal or the Performance Goal, as the case may be, as shall be determined by the Committee or the Board, as the case may be. In no event, however, shall the number of shares or units be less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed after the date of the Award subject to a Price/Time Goal or the Performance Goal, as the case may be, to the date of termination and the denominator of which is the number of months elapsed after the date of the Award subject to a Price/Time Goal or the Performance Goal to the date of achievement of the Price/Time Goal or the Performance Goal, as the case may be, multiplied by (ii) the number of shares of Restricted Stock or Restricted Stock Units awarded to the Participant subject to the Price/Time Goal or the Performance Goal, as the case may be.

         7.6 Forfeitures. In the event a Participant ceases employment or service with the Company for any other reason, all Restricted Stock or Restricted Stock Units theretofore awarded to that Participant that are still subject to restrictions shall be forfeited and the Committee shall have the right to complete the blank stock power with respect to any such Restricted Stock.

                                   ARTICLE 8

                                 MISCELLANEOUS

         8.1      Adjustment of Number of Shares, Etc.

                               Chico's FAS, Inc.                         Page 18
                        Omnibus Stock and Incentive Plan

                  (a) Division/Combination of Shares. In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, the number of shares covered by each outstanding Option, the exercise price per share covered by each outstanding Option, the purchase price per share and the number and any purchase price for any other Awards involving Common Stock (or equivalents) granted but not yet issued, in each case, shall be proportionately and appropriately adjusted for any such increase or decrease.

                  (b) Change Affecting Shares of Common Stock. Subject to any required action by the stockholders, if any change occurs in the Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting Common Stock, then, in any such event, the number and type of shares of Common Stock then covered by each outstanding Option, the purchase price per share covered by each outstanding Option and the purchase price per share and the number and any purchase price for any other Awards involving Common Stock (or equivalents) granted but not yet issued, in each case, shall be proportionately and appropriately adjusted for any such change.

                  (c) Change in Par Value. In the event of a change in the Common Stock as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be Common Stock within the meaning of the Plan.

                  (d) Discretion Concerning Adjustments. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Board of Directors, whose determination in that respect shall be final, binding and conclusive; provided, however, that any Incentive Stock Option granted pursuant to Article 6 shall not be adjusted in a manner that causes such Option to fail to continue to qualify as an incentive stock option within the meaning of
Section 422 of the Code.

                  (e) No Additional Rights Upon Stock Adjustments. Except as hereinabove expressly provided in this Section 8.1, a Participant shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock, any Option, any other Award (or equivalents) granted but not yet issued.

                               Chico's FAS, Inc.                         Page 19
                        Omnibus Stock and Incentive Plan

                  (f) No Affect on Company's Right to Adjust. The existence of the Plan, or the grant of an Option or other Award under the Plan, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

         8.2 Transferability. Except as otherwise provided by the Committee or the Board, as the case may be, Awards granted under the Plan shall be non-transferable, and its terms shall state that it is non-transferable and that, during the lifetime of the Participant, shall be exercisable only by the Participant; notwithstanding the foregoing, Awards shall be transferable by will or the laws of descent and distribution.

         8.3 Change in Control. In the event of a Change in Control, any Option, Restricted Stock or Restricted Stock Units subject to a Time Goal shall immediately become fully vested without regard to any other terms of the Award.

         8.4 Performance Based Compensation. The Committee may designate whether any Restricted Stock and Restricted Stock Units being granted to any Participant is intended to be "performance-based compensation" as that term is used in section 162(m) of the Code. Any such Restricted Stock or Restricted Stock Units designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Code. For Restricted Stock or Restricted Stock Units intended to be "performance-based compensation," the grant of the Restricted Stock or Restricted Stock Units and the establishment of the performance measures shall be made during the period required under
Section 162(m) of the Code.

         8.5 Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit (other than an Option) under the Plan is to be paid in case of his or her death before the Participant receives any or all of such benefit. Each designation will be effective only with the written consent of the Participant's spouse and will revoke all prior designations by that Participant, shall be in the form prescribed by the Plan Administrator, and will be effective only when filed by the Participant in writing with the Plan Administrator during his or her lifetime. In the absence of any such designation, benefits (other than those under Options) that are vested and remain unpaid at the Participant's death shall be paid to his or her estate.

         8.6      Tax Withholding.

                  (a) Power to Withhold; Methods to Satisfy. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state or local withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under the Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction. Whenever under the Plan payments are to be made in cash, such payments shall be made net

                               Chico's FAS, Inc.                         Page 20
                        Omnibus Stock and Incentive Plan
of an amount sufficient to satisfy any federal, state or local withholding tax liability. The Committee or the Board, as the case may be, in its discretion, and subject to such requirements as the Committee or the Board may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Common Stock which the Participant already owns, or through the surrender of shares of Common Stock to which the Participant is otherwise then entitled under the Plan.

                  (b) Irrevocable Elections by Participants. Subject to the consent of the Committee or the Board, as the case may be, with respect to
(i) the exercise of a Non-Qualified Stock Option, (ii) the lapse of restrictions on Restricted Stock, or (iii) the issuance of any other stock Award under the Plan, a Participant may make an irrevocable election (an "Election") to (A) have shares of Common Stock otherwise issuable under (i) withheld, or (B) tender back to the Company shares of Common Stock received pursuant to (i), (ii), or (iii), or (C) deliver back to the Company pursuant to
(i), (ii), or (iii) previously acquired shares of Common Stock having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such Election must be made by a Participant prior to the date on which the relevant tax obligation arises. The Committee or the Board, as the case may be, may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Award under the Plan that the right to make Elections shall not apply to such Awards.

         8.7 Gender and Number. Except where otherwise indicated by the context, words in the masculine gender when used in the Plan will include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

         8.8 Choice of Law. All questions concerning the construction, validity and interpretation of the Plan and all Awards made under the Plan shall be governed by the substantive laws of the State of Florida (but any provision of Florida law shall not apply if the application of such provision would result in the application of the law of a state or jurisdiction other than Florida).

         8.9 No Stockholder Rights. No Participant hereunder shall have any rights of a stockholder of the Company by reason of being granted an Award under the Plan until the date on which he or she becomes a record owner of shares of Common Stock purchased upon the exercise of an Option or otherwise received under the Plan (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date.

         8.10     Amendments; Exchanges, Termination or Suspension.

                  (a) Amendment. The Plan may be amended from time to time by written resolution of the Board of Directors; provided, however, that no Participant's existing rights are adversely affected thereby without the consent of such person, and provided further that, without approval of the stockholders

                               Chico's FAS, Inc.                         Page 21
                        Omnibus Stock and Incentive Plan
of the Company, no amendment shall (i) increase the total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan, (ii) change the designation of the class of employees eligible to receive Incentive Stock Options or Non-Qualified Stock Options, (iii) decrease the minimum Option price set forth in Section 6.4 of the Plan, (iv) extend the period during which an Option may be granted or exercised beyond the maximum period specified in the Plan, (v) otherwise materially modify the requirements as to eligibility for participation in the Plan, (vi) otherwise materially increase the benefits under the Plan, or (vii) withdraw the authority to administer the Plan as to Awards made to Employees from the Committee. Notwithstanding the foregoing, the Board may amend the Plan to incorporate or conform to requirements imposed by and amendments made to the Code or regulations promulgated thereunder which the Board deems to be necessary or desirable to preserve (A) incentive stock option status for outstanding Incentive Stock Options and to preserve the ability to issue Incentive Stock Options pursuant to the Plan, (B) the deductibility by the Company of amounts taxed to Plan Participants as ordinary compensation income, and (C) the status of any Award as exempt from registration requirements under any securities law for which the Award was intended to be exempt. The foregoing prohibitions in this Section 8.10 shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Section 8.1.

                  (b) Certain Exchanges, Etc. , Stockholder Approval Required. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards or accept the surrender by the affected Participants of outstanding Awards (to the extent not previously exercised) and authorize the granting of a new Award in substitution therefor; provided, however, any such modification or surrender and substitution which reduces the exercise price of an outstanding Award or cancels an outstanding Award and grants one or more replacement Awards with a lower exercise price shall require the approval of the stockholders of the Company. Notwithstanding the foregoing, no modification of an Award shall, without the consent of the affected Participant, adversely affect or otherwise impair any of the rights of the Participant or obligations of the Company under any outstanding Award previously granted under the Plan.

                  (c) Termination; Suspension. The Board of Directors may terminate the Plan or any portion thereof at any time by written resolution. No suspension or termination shall impair the rights of Participants under outstanding Awards without the consent of the Participants affected thereby.

         8.11 Listing and Registration of Common Stock. Each Award shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Common Stock that is the subject thereof or that is covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issuance or purchase of Common Stock thereunder, such Award may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 8.11 become operative, and if, as a result thereof, the exercise

                               Chico's FAS, Inc.                         Page 22
                        Omnibus Stock and Incentive Plan
of an Award is delayed, then and in that event, the term of the Award shall not be affected. Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

         8.12 Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

         8.13 Stock Certificates; Book Entry. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

         8.14     No Implied Rights to Employees.

                  (a) Existence of Plan. The existence of the Plan shall in no way give any employee the right to continued employment, give any director the right to continued service on the Board, give any employee or director the right to receive any Awards or any compensation under the Plan, or otherwise provide any employee or director any rights not specifically set forth in the Plan or in any Award Agreement.

                  (b) Granting of Awards. The granting of Awards under the Plan shall in no way give any employee the right to continued employment, give any director the right to continued service on the Board, give any employee or director the right to receive any additional Awards or any additional compensation under the Plan, or otherwise provide any employee or director any rights not specifically set forth in the Plan or in any Award Agreement.

         8.15 Necessity for Delay. If at any time the Committee or the Board, as the case may be, shall determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock covered by the Plan or any Award upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Plan, the offer, issue or purchase of shares of Common Stock thereunder, or the grant or exercise of any Award, the Plan shall not be effective as to later offerings of shares of Common Stock and grants of Awards to which such determination is applicable, and each outstanding Award to which such determination is applicable, by its terms, shall not be exercisable, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee or the Board, as the case may be. Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any shares of

                               Chico's FAS, Inc.                         Page 23
                        Omnibus Stock and Incentive Plan

Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

         8.16 Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to an Award will be used for general corporate purposes.

         8.17 No Obligation to Exercise. The granting of any Award under the Plan shall impose no obligation upon any Participant to exercise such Award.

         8.18 Assignment by Company; Third Party Beneficiaries. The Company's rights, benefits and remedies under the Plan and any Award Agreements shall be enforceable by the Company's successors and assigns, whether by merger or otherwise, including without limitation, the Company's rights to enforce and obtain the benefit of any restrictive covenants arising under any confidentiality, noncompetition, nonsolicitation, nonacceptance and/or "lock-up" agreement to which a Participant is a party (including without limitation, any agreement included as a part of the Award Agreement). It is the specific intent of the Company that any successor or assignee of the Company be a third-party beneficiary of any such agreement and that any restrictive covenants and other provisions in any such agreements are intended to benefit any such successors and assigns.

         8.19 Effective Date. The Plan has been approved by the Board of Directors and shall be effective upon the approval of the stockholders of the Company at the Company's 2002 annual meeting (the "Effective Date").

         8.20 Term of the Plan. The Plan shall be unlimited in duration and, in the event of complete Plan termination pursuant to Section 8.10 shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the earlier of (a) the ten-year anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into prior to such ten-year anniversary) or (b) the date of a complete Plan termination pursuant to Section 8.10; and, provided further however that, upon any termination of only a portion of the Plan pursuant to Section 8.10 occurring prior to the ten year anniversary of the Effective Date, no Awards may be granted under the portion of the Plan so terminated after the date of such partial termination pursuant to Section 8.10.

                               Chico's FAS, Inc.                         Page 24
                        Omnibus Stock and Incentive Plan

                                                                      APPENDIX C

                               CHICO'S FAS, INC.
                       2002 EMPLOYEE STOCK PURCHASE PLAN

                           APPROVED FEBRUARY 8, 2002

                            CHICO'S FAS, INC.
                    2002 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1............................................................................................       1
         ESTABLISHMENT, PURPOSE AND SHARES COVERED...................................................       1
                  1.1     Plan Established...........................................................       1
                  1.2     Purpose....................................................................       1
                  1.3     Shares Covered; Annual Adjustment..........................................       1
                  1.4     Source of Shares...........................................................       1
                  1.5     Section 423 Plan...........................................................       1

ARTICLE 2............................................................................................       1
         DEFINITIONS.................................................................................       1
                  2.1     "Account"..................................................................       2
                  2.2     "Board" or "Board of Directors"............................................       2
                  2.3     "Code".....................................................................       2
                  2.4     "Committee"................................................................       2
                  2.5     "Common Stock".............................................................       2
                  2.6     "Company"..................................................................       2
                  2.7     "Compensation".............................................................       2
                  2.8     "Eligible Employee"........................................................       2
                  2.9     "Fair Market Value"........................................................       2
                  2.10    "Offering Period"..........................................................       3
                  2.11    "Participant"..............................................................       3
                  2.12    "Plan".....................................................................       3
                  2.13    "Plan Administrator".......................................................       3
                  2.14    "Purchase Documents".......................................................       3
                  2.15    "Section 423"..............................................................       3
                  2.16    "Securities Exchange Act of 1934" .........................................       3
                  2.17    "Shares"...................................................................       3
                  2.18    "Subsidiary"...............................................................       3

ARTICLE 3............................................................................................       3
         ADMINISTRATION..............................................................................       3
                  3.1     Committee..................................................................       3
                  3.2     Organization...............................................................       4
                  3.3     Power and Authority........................................................       4
                  3.4     No Liability; Indemnification..............................................       4

ARTICLE 4............................................................................................       5
         EMPLOYEES ELIGIBLE TO PARTICIPATE...........................................................       5
                  4.1     General Eligibility Standards..............................................       5
                  4.2     Certain Exclusions.........................................................       5

ARTICLE 5...........................................................................................        6
         OFFERING PERIODS; PURCHASE PRICE; NUMBER OF SHARES OFFERED.................................        6
                  5.1     Offering Periods..........................................................        6
                  5.2     Number of Shares Available for Purchase...................................        6
                  5.3     Purchase Price Generally..................................................        6
                  5.4     Alternative Purchase Price................................................        6
                  5.5     Number of Shares Offered to Eligible Employees............................        6

ARTICLE 6...........................................................................................        7
         PARTICIPATION AND PAYMENT..................................................................        7
                  6.1     Election To Participate...................................................        7
                  6.2     No Revocation of Election.................................................        8
                  6.3     No Interest...............................................................        8
                  6.4     Custodial Safekeeping Arrangement.........................................        8
                  6.5     Delivery of Certificates Representing Shares..............................        9
                  6.6     Rights as Stockholder.....................................................        9
                  6.7     Termination of Employment.................................................        9
                  6.8     Rights Not Transferable...................................................        9

ARTICLE 7...........................................................................................       10
         PAYROLL DEDUCTIONS.........................................................................       10
                  7.1     Election of Payroll Deduction............................................        10
                  7.2     Maintenance of Accounts..................................................        10
                  7.3     Use of Accounts To Purchase Common Stock.................................        10
                  7.4     Withdrawals..............................................................        10

ARTICLE 8..........................................................................................        11
         MISCELLANEOUS.............................................................................        11
                  8.1     Stock Adjustments........................................................        11
                  8.2     Necessity for Delay......................................................        12
                  8.3     Term of Plan.............................................................        12
                  8.4     Amendment of the Plan; Termination.......................................        12
                  8.5     Application of Funds.....................................................        12
                  8.6     No Obligation to Participate.............................................        12
                  8.7     No Implied Rights to Employees...........................................        12
                  8.8     Withholding..............................................................        13

                  8.9     Participants' Personal Tax Responsibilities..............................        13
                  8.10    Designation of Beneficiary...............................................        13
                  8.11    Choice of Law............................................................        13
                  8.12    Effective Date of Plan; Stockholder Approval.............................        13

                               CHICO'S FAS, INC.
                       2002 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE 1

                   ESTABLISHMENT, PURPOSE AND SHARES COVERED

         1.1 Plan Established. Chico's FAS, Inc. (the "Company") hereby establishes an employee stock purchase plan, subject to the terms and conditions set forth herein, to be known as the Chico's FAS, Inc. 2002 Employee Stock Purchase Plan (the "Plan").

         1.2 Purpose. The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries with a convenient way to purchase of the Company's stock, in order to provide an incentive for their continued employment and to enhance such employees' sense of participation in the affairs of the Company and interest in assuring the continued success of the Company.

         1.3 Shares Covered; Annual Adjustment. Subject to adjustment as provided in this Section 1.3 and elsewhere in the Plan, the maximum number of shares of Common Stock that may be offered under the Plan is 400,000. On the first day of each new fiscal year, the aggregate number of shares that may be offered under the Plan shall be increased automatically by a number of shares equal to (1) one-half of one percent (1/2%) of the Company's total outstanding shares as of the last day of the immediately preceding fiscal year or (2) such lesser number of shares (which may be zero) as may be specified by the Board of Directors prior to the last day of such preceding fiscal year.

         1.4 Source of Shares. The shares subject to the Plan and issued under the Plan may be authorized and previously unissued shares or may be previously issued shares acquired in the open market or from other sources.

         1.5 Section 423 Plan. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of such Section 423. Any term not expressly defined in the Plan but defined for purposes of such Section 423 shall have the same definition in the Plan, unless a different meaning is clearly required by the context.

                                   ARTICLE 2


February 8, 2002          Chico's FAS, Inc. 2002 ESPP                     Page 1

                                  DEFINITIONS

        The following words and terms as used in the Plan shall have that meanings set forth therefor in this Article 2 unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

         2.1 "Account" shall mean the payroll deduction account maintained for an electing Eligible Employee as provided in Article 7.

         2.2 "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

         2.3 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. Reference to a specific section of the Code shall include a reference to any successor or replacement provision.

         2.4 "Committee" shall mean the Compensation and Benefits Committee of the Board.

         2.5 "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

         2.6 "Company" shall mean Chico's FAS, Inc., a Florida corporation, and any successor.

         2.7 "Compensation" shall mean an Eligible Employee's regular salary and wages, overtime pay, bonuses and commissions (in all cases, before any reduction for elective contributions to any Code Section 401(k) or Code
Section 125 Plan), but shall not include credits or benefits under the Plan, or any amount contributed by the Company to any pension, profit sharing or employee stock ownership plan, or any employee welfare, life insurance or health insurance plan or arrangement, or any deferred compensation plan or arrangement.

         2.8 "Eligible Employee" shall mean any individual employed by the Company or any Subsidiary who meets the eligibility requirements and is not excluded under the limitations set forth in Article 4. The Committee shall have the sole power to determine who is and who is not an Eligible Employee.

         2.9 "Fair Market Value" of a share of Common Stock means, as of any date, the value of a share of the Common Stock determined as follows:

                  (a) if the Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading


February 8, 2002            Chico's FAS, Inc. 2002 ESPP                   Page 2
                           as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (b) if the Common Stock is then quoted on the Nasdaq National Market or Nasdaq SmallCap Market, its closing price on such market on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (c) if the Common Stock is publicly traded but is not quoted on the Nasdaq National Market or the Nasdaq SmallCap Market and is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

                  (d) if none of the foregoing is applicable, by the Committee in good faith.

         2.10 "Offering Period" shall mean any of the periods during which subscriptions for Shares may be tendered, as more particularly described in
Section 5.1.

         2.11 "Participant" shall mean an Eligible Employee who has become a participant in the Plan through the purchase of Shares in accordance with the provisions of the Plan.

         2.12 "Plan" shall mean this Chico's FAS, Inc. 2002 Employee Stock Purchase Plan, as set forth herein and as amended from time to time.

         2.13     "Plan Administrator" shall mean the Company's Vice President
- Human Resources, or such other person designated by the Committee to act as Plan Administrator.

         2.14     "Purchase Documents" shall mean the documents as defined in
Section 6.1.

         2.15 "Section 423" shall mean Section 423 of the Code, or any amendment thereto, or any replacement or successor statute of similar import.

         2.16 "Securities Exchange Act of 1934" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any successor or replacement statute or regulation of similar import.

         2.17     "Shares" shall mean shares of the Common Stock.

         2.18 "Subsidiary" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.


February 8, 2002           Chico's FAS, Inc. 2002 ESPP                    Page 3

                                   ARTICLE 3

                                 ADMINISTRATION

         3.1 Committee. The Plan shall be administered by the Committee, or if no Committee is appointed and serving as provided herein, by the full Board of Directors. The Committee shall consist of not less than two (2) nor more than five (5) persons, each of whom shall be a member of the Board and a "disinterested person" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934), and none of whom shall be eligible to participate under the Plan. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

         3.2 Organization. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. The acts of a majority of the Committee in meetings at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

         3.3 Power and Authority. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion: (a) to determine the employees of the Company and its Subsidiaries who are eligible to participate in the Plan; (b) to determine the purchase price of the Common Stock being offered; and (c) to interpret the Plan, and to prescribe, amend and rescind rules and regulations with respect thereto. The interpretation and construction by the Committee of any provision of the Plan over which it has discretionary authority shall be final and conclusive. All actions and policies of the Committee shall be consistent with the qualification of the Plan at all times as an employee stock purchase plan under Section 423 of the Code.

         3.4 No Liability; Indemnification. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan. To the fullest extent permitted by law, each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that the person shall give the Company an opportunity, at its own expense, to handle and defend the same before the person undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract or under a policy of insurance, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


February 8, 2002           Chico's FAS, Inc. 2002 ESPP                    Page 4

                                   ARTICLE 4

                       EMPLOYEES ELIGIBLE TO PARTICIPATE

         4.1 General Eligibility Standards. Any person, including any officer but not a person who is solely a director, who is employed by the Company or any Subsidiary on the first day of an Offering Period is eligible to participate in the Plan with respect to that offering, except (a) a person who has been employed less than one year; (b) a person whose customary employment is 20 hours or fewer per week; and (c) a person whose customary employment is for not more than five months in any calendar year.

         4.2 Certain Exclusions. Notwithstanding any provision of the Plan to the contrary, no person shall be eligible to participate in the Plan, to subscribe for or purchase any Common Stock under the Plan if:

                  (a) immediately after the subscription, the person, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, would own stock and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary (as determined in accordance with the provisions of Section 423(b)(3) of the Code);

                  (b) the subscription would provide the person rights to purchase shares under all employee stock purchase plans of the Company and any parent and subsidiary corporations to accrue at a rate that exceeds $25,000 of Fair Market Value of such shares (or such other limit as may be imposed by the Code), determined at the time such right to subscribe accrues, in respect of any calendar year in which such right to subscribe is outstanding at any time;

                  (c) the person provides services to the Company or any of its Subsidiaries as an independent contractor who is reclassified as a common law employee for any reason except for federal income and employment tax purposes;

                  (d)      the subscription is otherwise prohibited by law; or

                  (e) the person's employment is terminated for any reason prior to the time revocation or cancellation of participation in an Offering is prohibited under Section 6.2 (in which event such person no longer shall be an Eligible Employee and any previous subscription for Shares in such Offering Period shall be null and void).


February 8, 2002           Chico's FAS, Inc. 2002 ESPP                    Page 5

                                   ARTICLE 5

           OFFERING PERIODS; PURCHASE PRICE; NUMBER OF SHARES OFFERED

         5.1 Offering Periods. There shall be 20 Offering Periods under the Plan. The first Offering Period shall commence on July 1, 2002 and shall conclude on July 31, 2002. The second Offering Period shall commence on September 1, 2002 and shall conclude on September 30, 2002. Thereafter, a separate Offering Period shall commence on the first day and conclude on the last day of the months of March and September in each of the years 2003 through 2011, inclusive.

         5.2 Number of Shares Available for Purchase. Subject to the other terms and conditions of the Plan limiting the number of Shares which may be purchased hereunder, there shall be no limit on the aggregate number of Shares for which subscriptions may be made with respect to any particular Offering Period. The right of an Eligible Employee to subscribe for Shares in an Offering Period shall not accrue until the first day of that Offering Period.

         5.3 Purchase Price Generally. Unless the Committee acts to set the purchase price as provided in Section 5.4, the per Share purchase price applicable to an Offering Period shall be 85% of the Fair Market Value of the Common Stock on the last trading day immediately preceding the first day of the Offering Period.

         5.4 Alternative Purchase Price. The Committee, in its discretion, may decide not to set the per Share purchase price under Section 5.3 but instead to set the per Share purchase price for an Offering Period on an alternative basis, such per Share purchase price being equal to 85% of the lesser of:

                  (a) the Fair Market Value of the Common Stock on the last trading day immediately preceding the first day of the Offering Period, or

                  (b) the Fair Market Value of the Common Stock on the last trading day immediately preceding the last day of the Offering Period.

Any decision to employ the alternative per Share purchase price determination under this Section 5.4 shall be made by the Committee not less than one month prior to the commencement of the Offering Period(s) to which the alternative purchase price procedure is to apply. The Committee shall notify Eligible Employees promptly of any decision to set the per Share purchase price pursuant to this Section 5.4.

         5.5      Number of Shares Offered to Eligible Employees.

                  (a)      Subject to the limitations set forth in this
Section 5.5 and any adjustments required by other provisions of the Plan, in each Offering Period, an Eligible Employee shall be entitled to subscribe for one share of Common Stock for each Two Hundred Fifty ($250.00) of Compensation paid to


February 8, 2002           Chico's FAS, Inc. 2002 ESPP                    Page 6
him for the calendar year immediately preceding the year in which the Offering Period occurs. Subscriptions shall be allowed for full Shares only. Any rights to subscribe for fractional shares of Common Stock shall be void and disregarded; and, any computation resulting in fractional shares shall be rounded down to the next lowest whole number of Shares.

                  (b) Notwithstanding the provisions of Section 5.5(a), in any Offering Period, no Eligible Employee shall be entitled to subscribe for more than four hundred (400) Shares; no Eligible Employee who is entitled to subscribe for ten (10) or more Shares shall be permitted to subscribe for fewer than ten (10) Shares; and, no Eligible Employee who is entitled to subscribe for fewer than ten (10) Shares shall be entitled to subscribe for fewer than the maximum number of Shares he or she is entitled to purchase.

                  (c) Notwithstanding the provisions of Section 8.1, no stock adjustment referred to therein shall operate to change (i) from ten (10) the minimum number of Shares required to be subscribed for by an Eligible Employee in any Offering Period, (ii) from four hundred (400) the maximum number of Shares that may be subscribed for by an Eligible Employee in any Offering Period, or (iii) from Two Hundred Fifty ($250.00) the dollar amount used in computing the number of Shares for which an Eligible Employee is entitled to subscribe in any Offering Period.

                  (d) If, with respect to any Offering Period, the aggregate Shares subscribed for by Eligible Employees computed in accordance with other provisions of the Plan exceed the number of Shares available for issuance under the Plan, the aggregate number of Shares covered by such subscriptions shall be reduced to such lower number of Shares as may be necessary to eliminate the over-subscription. Such reduction shall be effected in respect of the subscriptions of Eligible Employees participating in such Offering Period on a proportionate basis as equitably as possible; but, in no event shall such reduction result in a subscription for fewer than the minimum number of Shares or a subscription for fractional Shares. In the event of an over-subscription and cutback as provided in this Section 5.5(d), the Company shall refund any excess payments for subscribed Shares as soon as practicable after closing of the Offering Period.


February 8, 2002           Chico's FAS, Inc. 2002 ESPP                    Page 7

                                   ARTICLE 6

                           PARTICIPATION AND PAYMENT

         6.1      Election To Participate.

                  (a) During any Offering Period, an Eligible Employee desiring to become a Participant must (1) complete a subscription agreement, indicating the number of shares of Common Stock to be purchased, and such other documents as the Company may require (the "Purchase Documents") and (2) tender to the Plan Administrator the Purchase Documents and cash or a check (payable in U.S. funds) for the full purchase price for the Shares covered by the Purchase Documents (less any amount to be withdrawn from such Eligible Employee's Payroll Deduction Account pursuant to Section 7.3) at any time before the conclusion of the Offering Period. Such Eligible Employee will become a Participant upon acceptance by the Company of the Purchase Documents and consideration for the Shares being purchased under the Plan immediately after the close of the Offering Period.

                  (b) With respect to any Offering Period in which the Committee has elected to employ the alternative per Share purchase price determination pursuant to Section 5.4, the Eligible Employee shall tender an amount equal to the purchase price based on the Fair Market Value of the Common Stock on the last trading day before the commencement of the Offering Period. If the final purchase price is less than the amount tendered, the Company shall refund the excess amount to the Eligible Employee as soon as practicable after the close of the Offering Period.

                  (c) Purchase Documents and cash or check received by the Plan Administrator before or after an Offering Period shall be void and shall be given no effect with respect to the particular Offering Period; and, the Plan Administrator shall return such documents and cash or check to the involved person as soon as practicable after receipt.

         6.2 No Revocation of Election. No election to participate in an Offering Period may be revoked or cancelled by an Eligible Employee once the Purchase Documents and full payment have been tendered to the Company. Any such election, however, is subject to cancellation or reduction by the Company as provided elsewhere in the Plan.

         6.3 No Interest. No interest shall be payable on the purchase price of the Shares subscribed for or on the funds returned to employees as a result of an over-subscription, an overpayment, or pursuant to Section 6.1 for early or late delivery.

         6.4      Custodial Safekeeping Arrangement.

                  (a) For the purpose of assuring compliance with applicable provisions of the tax laws, the Committee in its discretion may condition the issuance of Shares under the Plan upon the delivery of certificates representing such Shares to the Company as temporary custodial safekeeping agent for the benefit of the Eligible Employee purchasing the Shares under the Purchase Documents.


February 8, 2002           Chico's FAS, Inc. 2002 ESPP                    Page 8

                  (b) Such custodial safekeeping arrangement shall not affect the right of the affected Participants as owners of such Shares and such shares may be sold or otherwise transferred by the owners thereof during the pendency of the custodial safekeeping arrangement. A written safekeeping receipt evidencing the Shares so held in safekeeping, bearing the name of the Participant, indicating the number of the certificate or certificates and the number of Shares so represented shall be delivered promptly to each Participant. In its capacity as safekeeping agent for Participants purchasing Shares, the Company shall act in accordance with instructions received from such Participants, which instructions are to be confirmed in writing if deemed appropriate by the Company.

                  (c) The custodial safekeeping arrangement shall terminate upon the first to occur of (1) the sale or other transfer of the Shares by the owner or (2) the second anniversary of the issuance of the Shares.

         6.5      Delivery of Certificates Representing Shares.

                  (a) Subject to the provisions of Section 6.5(b), as soon as practicable after the completion of each Offering Period, the Company shall cause a certificate or certificates representing the Common Stock purchased in the Offering Period to be issued in the name of each Participant.

                  (b) If determined by the Committee in its discretion to be appropriate in order to administer the custodial safekeeping arrangements of
Section 6.4, but only for so long as such provisions remain in effect, certificates representing Shares shall not be delivered to Participants but shall be delivered to the Company to be held by the Company as temporary custodial safekeeping agent for the benefit of each Participant pursuant to
Section 6.4.

                  (c) Upon the termination of any custodial safekeeping arrangement applicable to Shares issued to any Participant pursuant to
Section 6.4, the certificate(s) representing the Shares owned by the Participant, registered in the name of the Participant, shall be delivered promptly to such Participant.

                  (d) Certificate(s) representing shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or if the Participant so directs, by written notice to the Company prior to the termination date of the pertinent offering, and to the extent permitted by applicable law, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship.

         6.6 Rights as Stockholder. No Eligible Employee participating in the Plan shall have any right as a stockholder until after the completion of the Offering Period in which he or she participated and the date on which he or she becomes a record owner of the Shares purchased under the Plan (the "Record Ownership Date"). No adjustment shall be made for dividends or other rights for which the record date is prior to the Record Ownership Date.


February 8, 2002           Chico's FAS, Inc. 2002 ESPP                    Page 9

         6.7 Termination of Employment. An Eligible Employee whose employment is terminated for any reason (including but not limited to termination because of death, retirement or disability) shall have no right to participate in the Plan after termination. However, the termination shall not affect any election to participate in the Plan that is made prior to termination in accordance with the provisions of Section 6.1 and as to which, at the time of such termination, the Eligible Employee's right to withdraw from or cancel his or her purchase of Common Stock in the Offering Period is no longer permitted under Section 6.2.

         6.8 Rights Not Transferable. The right of an Eligible Employee to participate in the Plan shall not be transferable, and no right of an Eligible Employee under the Plan may be exercised after his death, by his Personal Representative or anyone else, or during his lifetime by any person other than the Eligible Employee.

                                   ARTICLE 7

                               PAYROLL DEDUCTIONS

         7.1 Election of Payroll Deduction. Each Eligible Employee may elect to have a portion of his or her Compensation deducted from each paycheck (or, if the Company so permits, from only the first paycheck in each month), which amounts shall not exceed in the aggregate Twenty-Five Thousand Dollars ($25,000.00) in any calendar year. Elections to begin, change or terminate payroll deductions may be made on such forms as may be provided from time to time by the Company and in accordance with rules established by the Committee, which rules may include, among other things, limitations on the number of times changes are permitted and when changes are permitted and effective. A change shall be effective no earlier than the first full payroll period following receipt of the new form by the Committee. The Committee may, however, on a uniform and non-discriminatory basis delay the effective date of any change if it determines that such a delay is either necessary or appropriate for the proper administration of the Plan.

         7.2 Maintenance of Accounts. A separate Account shall be maintained for each Eligible Employee who has amounts withheld from his Compensation under this Article 7. The maintenance of separate Accounts shall not require the segregation of any assets from any other assets held under this
Article 7. The Accounts shall not bear interest. Each Account shall be adjusted from time to time to reflect the amounts withheld from the Compensation of the Eligible Employee to whom the Account relates, the amounts withdrawn by such Eligible Employee for purchases of Common Stock under the Plan, and for other amounts withdrawn by such Eligible Employee from the Account.

         7.3 Use of Accounts To Purchase Common Stock. At the time that an Eligible Employee elects to participate in an offering under Section 6.1, the Eligible Employee may elect to have a specified


February 8, 2002           Chico's FAS, Inc. 2002 ESPP                   Page 10
amount from his Account (up to the whole amount thereof) used to pay all or a portion of the purchase price.

         7.4 Withdrawals. At any time that a person is no longer an employee (including by reason of death) or an Eligible Employee, the balance in such person's Account shall be paid to such person or his legal representative. In addition, the Committee may also permit the complete withdrawal of the amounts in an Account under such uniform and non-discriminatory conditions as it may impose from to time to time (including, without limitation, not permitting the Eligible Employee making such withdrawal from again electing payroll deductions for a specified period of time). Except as otherwise provided in Section 7.3 and this Section 7.4, an Eligible Employee shall not withdraw any amount from his Account, in whole or in part.

                                   ARTICLE 8

                                 MISCELLANEOUS

         8.1      Stock Adjustments.

                  (a) In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, and the number of shares of Common Stock and the purchase price per share of Common Stock then subject to subscription by Eligible Employees, shall be proportionately and appropriately adjusted for any such increase or decrease.

                  (b) Subject to any required action by the stockholders, if any change occurs in the shares of Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the shares of Common Stock, then, in any such event, the number and type of shares then subject to subscription by Eligible Employees, and the purchase price thereof, shall be proportionately and appropriately adjusted for any such change.

                  (c) In the event of a change in the Common Stock as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be shares of Common Stock within the meaning of the Plan.

                  (d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Committee, whose determination in that respect shall be final, binding and conclusive.


February 8, 2002           Chico's FAS, Inc. 2002 ESPP                   Page 11

                  (e)      Except as hereinabove expressly provided in this
Section 8.1, an Eligible Employee shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any subscription.

                  (f) The existence of the Plan, and any subscription for Shares hereunder, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

         8.2 Necessity for Delay. If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares covered by the Plan upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Plan or the offering, issue or purchase of Shares thereunder, the Plan shall not be effective as to later offerings unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Notwithstanding anything in the Plan to the contrary, if the provisions of this
Section 8.2 become operative and if, as a result thereof, an Offering Period is missed in whole or in part, then and in that event, the missed portion of the Offering Period shall be passed and the term of the Plan shall not be affected. Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any Shares to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

         8.3 Term of Plan. The Plan, unless sooner terminated as provided in Section 8.4, shall commence upon its adoption by the Board and shall terminate on the conclusion of the Offering Period commencing on September 1, 2011.

         8.4 Amendment of the Plan; Termination. The Board shall have the right to revise, amend or terminate the Plan at any time without notice, provided that no Eligible Employee's existing rights are adversely affected thereby without the consent of the Eligible Employee, and provided further that, without approval of the stockholders of the Company, no such revision or amendment shall (1) increase the total number of Shares to be offered other than with evergreen increases provided for in Section 1.3; (2) change the formula by which the price at which the Shares shall be sold is determined; (3) increase the maximum number of Shares that an Eligible Employee may purchase;
(4) materially modify the requirements as for becoming an Eligible Employee under the Plan; (5) otherwise materially increase the benefits under the Plan to Eligible Employees; or (6) remove the administration of the Plan from the Committee. The foregoing prohibitions shall not be affected by adjustments in Shares and purchase price made in accordance with the provisions of
Section 8.1. It is expressly contemplated that the Board may


February 8, 2002           Chico's FAS, Inc. 2002 ESPP                   Page 12
amend the Plan in any respect the Board deems necessary or advisable to provide Eligible Employees with the benefits available under Section 423 of the Code relating to employee stock purchase plans or to bring the Plan or rights granted under the Plan into compliance therewith.

         8.5 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.

         8.6 No Obligation to Participate. The offering of Shares under the Plan shall impose no obligation upon any Eligible Employee to subscribe to purchase any such Shares.

         8.7 No Implied Rights to Employees. The existence of the Plan, and the offering of Shares under the Plan, shall in no way give any employee the right to continued employment, give any employee the right to receive any Common Stock or any additional Common Stock under the Plan, or otherwise provide any employee any rights other than those specifically set forth in the Plan.

         8.8 Withholding. Whenever (1) the Company proposes or is required to issue, transfer or approve the transfer or Shares issued under the Plan or
(2) if a Participant previously receiving Shares under the Plan makes any disposition of such Shares prior to the expiration of the holding periods required under Section 423(a)(1) of the Code, and such Participant is then employed by the Company, then in either event, the Company shall have the right, but shall not be obligated, to require a Participant to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability. Pending receipt of such payment, the Company may delay the delivery of any certificate or certificates for such Shares or may deduct the required amount from amounts otherwise due and payable to the Participant by the Company. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

         8.9 Participants' Personal Tax Responsibilities. Each Participant shall be personally responsible to pay or make adequate provision to pay any individual foreign, federal, state or local tax obligations which may arise as a result of his or her acquisition or disposition of Shares.

         8.10 Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any Shares and, if applicable, funds from the Participant's Account in the event of the Participant's death subsequent to the end of an Offering Period but prior to delivery to the Participant of such Shares and funds. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account in the event of the Participant's death during an Offering Period. Such designation of beneficiary may be changed by the Participant at any time by written notice in the form prescribed by the Committee. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or if an entity, is otherwise in existence) at the time of the Participant's death, the Company shall deliver such Shares and funds to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no


February 8, 2002           Chico's FAS, Inc. 2002 ESPP                   Page 13
spouse, dependent or relative is known to the Company, then to such other person as the Company may determine

         8.11 Choice of Law. All questions concerning the construction, validity and interpretation of the Plan shall be governed by the substantive laws of the State of Florida (but any provision of Florida law shall not apply if the application of such provision would result in the application of the law of a state or jurisdiction other than Florida).

         8.12 Effective Date of Plan; Stockholder Approval. The Plan shall become effective upon its adoption by the Board of Directors, with such date being the effective date of the Plan; provided that (1) the Plan is approved by the stockholders of the Company within 12 months after its adoption by the Board and (2) no Purchase Documents may be tendered and no Shares may be purchased prior to such approval by the Company's stockholders.


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